Stein Roe Mutual Funds

ANNUAL REPORT
JUNE 30, 1997

Photo of: Various Bonds

Stein Roe Fixed Income Funds

TAX-EXEMPT BOND FUNDS

           MUNICIPAL MONEY MARKET FUND
           INTERMEDIATE MUNICIPALS FUND
           MANAGED MUNICIPALS FUND
           HIGH-YIELD MUNICIPALS FUND
LOGO:
STEIN ROE MUTUAL FUNDS
BUILDING WEALTH FOR GENERATIONS (SM)

Contents

From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Fund Performance..................................................   3

   How the Stein Roe tax-exempt bond funds have done over time

Q&A
Municipal Money Market Fund.......................................   6
Intermediate Municipals Fund .....................................   10
Managed Municipals Fund ..........................................   14
High-Yield Municipals Fund .......................................   17

   Interviews with the portfolio managers and a summary of investment activity

Investments.......................................................   21

   A complete list of investments with market values

Financial Statements..............................................   46

   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................   56

Financial Highlights..............................................   62

   Selected per-share data

Report of Independent Auditors ...................................   70

General Information...............................................   72


                Must be preceded or accompanied by a prospectus.

From the President

Photo of: Tim Armour

To Our Shareholders
We are pleased to present this annual report for the Stein Roe tax-exempt bond funds -- Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund and High-Yield Municipals Fund. In the following pages, we'll provide you with an overview of the economic events that occurred over the past year and explain how we positioned the funds to respond to these events.

Will the Real Economic Numbers Please Stand Up?

The past 12 months were an eventful period for the U.S. bond market, as investors reacted nervously to the release of each economic report -- particularly the monthly employment report, which investors tend to use as a gauge of U.S. economic strength. Despite some lingering concerns, however, it finally seemed as if things were starting to look up for the bond market by October of 1996.
   In early December, however, the good news dried up. First, comments voiced by ranking Federal Reserve officials left many bond traders once again fearing a possible rate hike. Next, foreign buyers started to cut back on their purchases of U.S. government securities, crimping liquidity and depriving the market of a key source of demand. Finally, year-end trading sent the bond markets reeling, as investors pushed a glut of fixed income issues onto the market, while potential buyers -- figuring they had little to gain and a lot to lose by venturing into a shaky market -- stood on the sidelines.
   In the end, however, economic reports showed no discernible increase in inflation and only a modest uptick in job growth, suggesting there was little, if any, need for a rate hike. Federal Reserve Chairman Alan Greenspan echoed this belief when he told the Senate Budget Committee that he saw few signs of the "inflationary tensions" that had hampered past economic expansions. It appeared that Greenspan's comments were enough to calm bond investors' fears. In fact, many started to believe that economic growth would slow in 1997, helping to resolve many of the conflicts that had plagued them in 1996.
   Yet as the new year unfolded, that notion was quickly dispelled. A wide range of indicators -- stronger-than-anticipated growth in durable goods orders and personal income, a surprisingly resilient housing market and a 10-year high in consumer confidence levels -- suggested the economy was actually gaining momentum. Despite this strong economic growth, inflation remained relatively tame as lower health care and benefits costs helped keep overall labor costs in check and a stronger dollar helped make imported goods less expensive for U.S. consumers. Nonetheless, many believed the overwhelming evidence of more robust economic growth would force the Federal Reserve to raise interest rates in an effort to preempt higher inflation going forward. As a result, few were surprised when, in late March, the Federal Reserve raised the federal funds rate -- the rate large commercial banks charge one another for overnight loans -- from 5.25 percent to 5.50 percent.

   Although most reports now suggest that inflation is under control, we think there may be some continued pressure on interest rates going forward. We do not, however, expect rates to move sharply higher. That's because the "real" federal funds rate -- the federal funds rate minus the rate of inflation -- is already at a level that would typically discourage economic growth. So while we think it's possible the Federal Reserve may raise interest rates again, we think the economy will slow enough to quell any remaining inflationary pressures.
   Consequently, we believe a strong case can be made for bonds. First, we expect continued low inflation, accompanied by a potentially significant decline in long-term interest rates. In addition, declining budget deficits, both here and abroad, also could help create an extremely bullish backdrop for bonds. And finally, as long as the Federal Reserve remains vigilant against the ghost of inflation past, we think this backdrop will become even more powerful. The Basics Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and reevaluate your investment portfolio to make sure it continues to match your goals, risk tolerance and time horizon.
   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,


   Timothy K. Armour
   President
   July 30, 1997

Fund Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells fixed income securities that have grown in value).

                          Average Annual Total Returns
                           Periods ended June 30, 1997
                                           PAST 1    PAST 3    PAST 5     PAST 10
                                            YEAR      YEARS     YEARS      YEARS
Municipal Money Market Fund                 3.04%     3.07%      2.61%     3.65%

Intermediate Municipals Fund                7.07      6.38       6.20      6.87
Lehman 10-Year
  Municipal Bond Index                      8.34      7.83       7.35      8.08
Lehman 7-Year
  Municipal Bond Index                      7.03      6.92       6.51     --

Managed Municipals Fund                     8.56      7.30       6.42      7.91

High-Yield Municipals Fund                  8.91      8.09       6.58      8.06
Lehman Municipal Bond Index                 8.25      7.90       7.10      8.17

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Lehman 10-Year Municipal Bond Index, the Lehman 7-Year Municipal Bond Index and the Lehman Municipal Bond Index are unmanaged groups of fixed income securities that differ from the composition of each Stein Roe fund; they are not available for direct investment.

Investment Comparison

Comparison of change in value of a $10,000 investment.

Intermediate Municipals Fund
LINE CHART:
YEAR ENDED      INTERMEDIATE MUNICIPALS FUND      LEHMAN 10-YEAR
                                                  MUNICIPAL BOND INDEX
6/30/87         10000                             10000
6/30/88         10561                             10691
6/30/89         11284                             11719
6/30/90         12057                             12552
6/30/91         13043                             13712
6/30/92         14888                             15265
6/30/93         15959                             17186
6/30/94         16144                             17356
6/30/95         17208                             18879
6/30/96         18149                             20084
6/30/97         19432                             21759

Managed Municipals Fund

LINE CHART:
YEAR ENDED      MANAGED MUNICIPALS FUND           LEHMAN MUNICIPAL BOND INDEX
6/30/87         10000                             10000
6/30/88         10754                             10742
6/30/89         12119                             11965
6/30/90         12864                             12780
6/30/91         14011                             13932
6/30/92         15685                             15272
6/30/93         17877                             17434
6/30/94         17827                             17464
6/30/95         18561                             19004
6/30/96         19719                             20266
6/30/97         21407                             21939

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the funds to the Lehman 10-Year Municipal Bond Index and the Lehman Municipal Bond Index, each an unmanaged group of fixed income securities that differs from the composition of the funds; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison

Comparison of change in value of a $10,000 investment.

High-Yield Municipals Fund

LINE CHART:
YEAR ENDED     HIGH-YIELD MUNICIPALS FUND       LEHMAN MUNICIPAL BOND INDEX
6/30/87        10000                            10000
6/30/88        10866                            10742
6/30/89        12364                            11965
6/30/90        13302                            12780
6/30/91        14471                            13932
6/30/92        15775                            15272
6/30/93        17017                            17434
6/30/94        17180                            17464
6/30/95        18647                            19004
6/30/96        19921                            20266
6/30/97        21696                            21939

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. This graph compares the performance of the fund to the Lehman Municipal Bond Index, an unmanaged group of fixed income securities that differs from the composition of the Fund; it is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Q&A

An Interview with Veronica Wallace, Portfolio Manager of SR&F Municipal Money Market Portfolio

Photo of: Veronica Wallace

                                    Fund Data
   Investment Objective:
   Seeks maximum current tax-free income consistent with safety of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term municipal securities.

   Fund Inception:
   March 15, 1983

   Total Net Assets:
   $118.4 million

Q: For the year ended June 30, 1997, how did the Fund perform?

A: With a 3.04 percent one-year return, Municipal Money Market Fund finished the year slightly ahead of its Lipper tax-exempt money market fund peer group, which posted a return of 2.99 percent. The Fund's seven-day current tax-exempt yield was 3.43 percent on June 30, 1997, which is a tax-equivalent yield of 5.67 percent for an investor in the 39.6 percent tax bracket.

Q: What drove performance?

A: Our heavy weighting in variable rate demand notes (VRDNs) -- 70 percent of total net assets on June 30, 1997 -- has contributed strongly to performance during the year. Variable rate demand notes are a very short-term investment option for money market funds. They are termed "variable rate" because their rates -- which are reset either daily or weekly -- are free to move with current interest rates. In a rising rate environment, VRDNs will tend to offer higher yields; when rates are falling, their yields typically will be depressed.

Q: What made variable rate demand notes so attractive in the current environment?

A: In April, tax-related redemptions forced dealers to offer higher yields on VRDNs in order to move their inventories. Although rates on VRDNs typically dip after this tax-related pressure eases, it was different this year as rates on VRDNs remained attractive right through the end of the Fund's fiscal year, which is almost unheard of unless it's year end or tax season.
   We think there are a number of factors that are responsible for this. First, the stock market continued to attract assets that normally would be directed to money funds. What's more, there also seemed to be an increased supply of not only VRDNs but also derivatives. Finally, the number of corporate investors using short-term tax-exempt securities to handle their cash management needs dropped dramatically over the past year. Because these investors help support the short-term municipal market when tax-free money funds experience seasonal cash outflows, the loss of even a few corporate investors can drastically change the environment of the market. Together, these three elements contributed to reduced demand for VRDNs, which helped keep yields on these securities higher than normal.

Q: Money market funds are extremely sensitive to changes in interest rates. How has the Fund responded to the interest rate environment of the past year?

A: Any movement in short-term rates will have a roughly corresponding effect on a money market fund's seven-day yield. With the consistently strong economic reports we've seen all year long, money market investors have been in almost continual expectation of a tightening move by the Federal Open-Market Committee
(FOMC) -- the committee that sets interest rate policy for the Federal Reserve. When investors expect an interest rate hike, actual rates usually will rise during the period just before an FOMC meeting. If the FOMC chooses not to make a move, rates will generally fall back to their previous levels. That's exactly what happened between August 1996 and March of this year, when the FOMC finally raised the federal funds rate by one-quarter point.
   As a result, our strategy during much of the past year was to maintain a short to neutral position. On June 30, 1996, the Fund's average maturity was at 53 days. By March 31, 1997, it had fallen to 38 days.
By June 30, 1997, the Fund had returned to a more neutral maturity level of 53 days.

Q: Where are you finding opportunities now?

A: Despite minor fluctuations, rates have remained in a fairly tight trading range for much of the year. As a result, we added some one-year notes, which helped boost performance in the first two quarters of the Fund's fiscal year.
   More recently, in April and May we found pockets of opportunity in tax-exempt bonds with maturities of less than one year, and we added several to the portfolio. In June, we selectively participated in the annual issuance of one-year notes.

Q: What are your expectations for coming months?

A: While some institutional investors already are speculating about whether the FOMC will raise interest rates at its August meeting, we think there is just too much volatility in the market to make such a call. As a result, we'll try to maintain a more neutral maturity profile so that we're positioned to respond regardless of what happens to interest rates.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the 39.6 percent tax bracket, which applies to investors with incomes higher than $271,050 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. The Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the seven-day current tax-free and tax-equivalent yields at June 30, 1997, would have been 3.28 percent and 5.43 percent, respectively, and total return would have been less. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's tax-exempt money market fund peer group for the one-, five- and 10-year periods ended June 30, 1997, were 2.99 percent, 2.63 percent and 3.71 percent, respectively.

Portfolio Highlights

Municipal Money Market Portfolio

                            Securities Type Breakdown

                                       PORTFOLIO            PORTFOLIO
                                     JUNE 30, 1996        JUNE 30, 1997
General Obligation                         7.9%                    5.0%
Revenue:
  Industrial                               17.6                   17.0
  Housing                                   8.7                   12.0
  Other Revenue                            13.5                   11.4
  Utility                                  16.3                   8.7
  Steel/Metal                               6.6                   8.7
  Hospital                                  5.6                   5.6
  Education                                 --                    5.1
  Chemical                                  --                    5.0
  Student Loan                              2.1                   3.5
  Waste Disposal                            1.6                   2.1
  Airport/Port                              2.6                   --
  Oil                                       1.6                   --
Escrowed                                    0.7                   2.1
Other                                      15.2                  13.8

------------------------------------------------------------------------
Total                                     100.0%                 100.0%

PIE CHART:
                                    Maturity
                  As of June 30, 1996        As of June 30, 1997

180-375 Days      10.4%                      12.0%
90-179 Days       5.4%                        4.7%
60-89 Days        4.4%                        5.5%
30-59 Days        12.7%                       4.4%
0-29 Days         67.1%                      73.4%

Q&A

An Interview with Joanne Costopoulos, Portfolio Manager of Intermediate Municipals Fund

Photo of: Joanne Costopoulos

                                    Fund Data
   Investment Objective:
   Seeks high current yield exempt from federal income tax, consistent with capital preservation, through investments primarily in the three highest grades of intermediate-term municipal securities. The dollar-weighted average maturity of the Fund's portfolio is between three and 10 years.

   Fund Inception:
   October 9, 1985

   Total Net Assets:
   $196.0 million

Q: How did the Fund perform?

A: For the fiscal year ended June 30, 1997, Stein Roe Intermediate Municipals Fund's return was 7.07 percent, handily outpacing the 6.50 percent return of both the Lipper intermediate municipal debt fund peer group and placing in the peer group's top quartile (31 of 134 funds). The Fund's 30-day standardized yield was 4.23 percent on June 30, 1997. That translates into a tax-equivalent yield of 7.00 percent for an investor in the 39.6 percent tax bracket.
   The Fund trailed the 8.34 percent return of the Lehman 10-year Municipal Bond Index, primarily because the Fund customarily maintains a shorter duration, shorter maturity and higher-quality portfolio than the Index. The Lehman 10-Year Municipal Bond Index tends to have a maturity of eight to 12 years and a duration that averages roughly seven. Because the Fund's average maturity tends to center around eight years, we think it may be useful to compare the Fund to an index that measures performance for a similar maturity profile, such as the Lehman 7-Year Municipal Bond Index. Intermediate Municipals Fund's one-year return compares more favorably with the 7.03 percent return of the Lehman 7-Year Municipal Bond Index.

Q: What drove performance?

A: Taking advantage of the relatively stable interest rate environment during the year, many issuers refinanced older debt. In fact, a number of our longer-maturity holdings have been prerefunded to their first call dates. As a high-quality fund, we like to hold on to these bonds because, once they are prerefunded, they are escrowed in U.S. Treasuries, which helps insulate them from any credit risks associated with the issuer. Consequently, the Fund's overall credit quality improves, average maturity decreases and some price appreciation occurs.

   At roughly 80 percent of the portfolio, our holdings of noncallable bonds also have done well. Unlike callable bonds, noncallable bonds cannot be retired at the option of the issuer. For example, a longer-term bond that can be called within a few years typically has the volatility of a short-term bond when interest rates are down, and it has the volatility of a long-term bond when interest rates are high. As an investor, however, you would want the reverse to occur. But if you own a noncallable bond, its price typically is not negatively affected in a lower interest rate environment. In other words, if you have two similar bonds, but one has a five-year call feature and the second one is noncallable, the noncallable bond generally will appreciate more in a lower-rate environment, but both bonds typically will have almost the same downside in a rising-rate environment.

Q: What's the environment for municipal bonds now?

A: The market has been plagued by narrow credit spreads and a squeeze in the number of new issues coming to market. As a result, it has been a challenge to find attractive investment opportunities. You can reach for yield by buying issues of lower credit quality, but that hasn't made sense to us because these issues don't pay enough to compensate for the added risks they present.
   In addition, we've avoided making a number of trades in the Fund to minimize gains that would result in greater tax consequences for our investors.

Q: In the current market, demand for yield has taken on extra urgency. What effect has this had on the Fund?

A: Lower-rated issues offer higher yield potential, and investors who would normally avoid these lower-rated issues are showing an increasing amount of interest in them. That increased demand worked to our advantage when our holdings of credits at the lower end of the investment-grade scale appreciated.

Q: What are your expectations for the coming months?

A: If issuers take advantage of lower interest rates to refund old debt, supply in the municipal market may increase. This could cause municipal securities to trail their taxable counterparts in the near term. Because we currently hold roughly 70 percent of the Fund's assets in AAA-rated securities, however, we think we are positioned to take advantage of any widening in yield spreads.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the 39.6 percent tax bracket, which applies to investors with incomes higher than $271,050 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the 30-day standardized tax-free and tax-equivalent yields at June 30, 1997, would have been 4.08 percent and 6.75 percent, respectively, and total return would have been less. The Lehman 10-Year Municipal Bond Index and the Lehman 7-Year Municipal Bond Index are unmanaged groups of intermediate-term municipal bonds that differ from the composition of the Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's intermediate municipal fund peer group for the one-, five- and 10-year periods ended June 30, 1997, were 6.50 percent, 5.86 percent and 6.83 percent, respectively.

Fund Highlights
                          Intermediate Municipals Fund
                            Securities Type Breakdown
                                      PORTFOLIO           PORTFOLIO
                                    JUNE 30, 1996       JUNE 30, 1997
General Obligation                       27.2%               24.5%
Revenue:
  Other Revenue                          13.3                13.0
  Water & Sewer                          13.6                11.2
  Hospital                                6.6                 7.8
  Airport                                 5.6                 5.9
  Electric                                8.0                 5.8
  Toll                                    4.4                 4.0
  Colleges, Universities                  --                  3.7
  Student Loan                            2.9                 2.9
  Solid Waste                             4.1                 2.3
Escrowed                                  7.0                12.1
Pollution Control                         7.3                 6.8
-----------------------------------------------------------------
Total                                    100%                100%

PIE CHART:
                                    Maturity
                          As of June 30, 1996        As of June 30, 1997
Greater than 15 Years     17.6%                      19.3%
10-15 Years               13.4%                      12.7%
5-10 Years                 5.8%                       2.9%
1-5 Years                 13.2%                      19.9%
Less than 1 Year          50.0%                      45.2%

PIE CHART:
                                Portfolio Quality
As of June 30, 1996                As of June 30, 1997
AAA (63.9%)                        AAA (70.8%)
BBB and Below (6.3%)               BBB and Below (8.0%)
A (16.2%)                          A (11.7%)
AA (13.6%)                         AA (9.5%)

Q&A

An Interview with Jane McCart, Portfolio Manager of Managed Municipals Fund and High-Yield Municipals Fund

Photo of: Jane McCart

                                    Fund Data
   Investment Objective:
   Pursues high tax-free income consistent with capital preservation by investing in a quality-conscious portfolio of long-term municipal securities.

   Fund Inception:
   February 23, 1977

   Total Net Assets:
   $582.4 million

Managed Municipals Fund Q&A

Q: How has the Fund performed?

A: With an 8.56 percent return for the fiscal year ended June 30, 1997, Stein Roe Managed Municipals Fund outpaced both the 7.85 percent return of the Lipper general municipal debt peer group and the 8.25 percent return of the Lipper Municipal Bond Index.
   As of June 30, 1997, the Fund's 30-day standardized yield was 4.73 percent -- for an investor in the 39.6 percent tax bracket, that translates into a tax-equivalent yield of 7.83 percent.

Q: What drove performance during the year?

A: Our noncallable holdings have been a major factor in the Fund's performance. The price movement of noncallables is not obstructed by call features and, as a result, they offer increased appreciation potential in a strong market. Our credits rated A or below also did well during the year as credit spreads continued to tighten.

Q: Throughout much of the Fund's fiscal year, investors speculated that the Federal Reserve might raise interest rates. Given this environment, what was your strategy?

A: We were cautious and, as a result, we concentrated on maintaining the Fund's liquidity. Then, when the Federal Reserve finally raised the federal funds rate in late March, we increased our cash position substantially -- to nearly 7 percent of total net assets by early in the second quarter of 1997. We temporarily redeployed most of that cash to student loan and housing obligations -- more defensive issues -- midway through the second quarter because we believed these securities offered both income potential and low price volatility.
   We've also kept the Fund's duration shorter than it has been in the recent past. Our weighted average adjusted duration was 7.46 on June 30, 1997, compared to 8.20 on June 30, 1996. Duration, which measures the Fund's sensitivity to changes in interest rates, represents the approximate percentage change in share price for a 100-basis-point change in market interest rates. Simply put, the shorter a fund's duration, the less impact an interest rate move tends to have on its performance.

Q: Tight credit spreads and narrow trading ranges have plagued the municipal markets since mid-1995. How has this affected your strategy?

A: There's been little opportunity for trading, and conditions have been further hampered by the equity market's riveting performance, which has dramatically slowed cash inflows into the municipal markets. As a result, we've continued to focus on relative value trades in order to take advantage of any tightening in yield spreads between securities of different credit quality.
   During the first six months of the Fund's fiscal year, for instance, we swapped out of current coupon bonds and into discount bonds, since we believed discount bonds would perform well in the sort of environment we were experiencing. That's because they trade at a discount to face value, which means they tend to offer better appreciation potential than other bonds when interest rates fall. In the second half of the Fund's fiscal year, however, we believed the Federal Reserve might raise interest rates so we began trimming these issues in anticipation of a possible tightening move.
   Where possible, we also have focused on noncallable bonds. As of June 30, 1997, roughly 40 percent of the Fund was held in these issues. While that's a big bet, in our opinion, it has been the right bet, since they give us the potential to benefit when rates go down and provide us with protection when rates go up. In an uncertain market, these characteristics look especially attractive.
   Finally, we're watching the electric utility market closely. As a result of deregulation, we expect to find some values there.

Q: While there have been pockets of new issuance in the past year, supply hasn't been plentiful. Why?

A: One reason could be the fact that the federal government is increasingly shifting responsibilities to the states. At first glance, it might seem like this trend would spur states to increase the number of new issues they issue. In reality, however, that hasn't been the case. That's because special projects -- such as schools, roads, prisons or hospitals -- require voter approval, and, in many instances, voters have been turning them down. Basically, voters appear to be sending a message to their state governments -- they want their taxes minimized. Nonetheless, as roads across the country fall into disrepair and the children of the baby boomers reach school age, we think voters will start to recognize the need for new projects, and, as a result, we think there eventually will be an increase in new municipal issues.
   Another reason supply has been low is that legislation has put a damper on supply, as it has limited the types of projects that qualify for municipal funding.

Q: What's your outlook?

A: We believe the moves we made during the quarter, and the fact that we plan to continue to hold a high percentage of noncallable issues, positions the Fund well for slower economic growth and a less restrictive Federal Reserve monetary policy. We're cautious about the low levels of rates being offered and the lack of cash flow into the market. While we intend to maintain our cash allocation at current levels, we may increase it if we see any inflationary pressure.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the 39.6 percent tax bracket, which applies to investors with incomes higher than $271,050 per year. Tax-free income is exempt from most federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond Index is an unmanaged group of municipal bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's general municipal debt fund peer group for the one-, five- and 10-year periods ended June 30, 1997, were 7.85 percent, 6.50 percent and 7.82 percent, respectively.

Q&A

                                    Fund Data
   Investment Objective:
   Seeks a high level of tax-free income consistent with capital preservation by investing in longer-term municipal securities, principally of medium and lower quality.

   Fund Inception:
   March 5, 1984

   Total Net Assets:
   $306.1 million

High-Yield Municipals Fund Q&A

Q: How did the Fund perform?

A: For the fiscal year ended June 30, 1997, High-Yield Municipals Fund's return was 8.91 percent, topping the 8.31 percent return of both the Lipper high yield municipal debt fund peer group and the 8.25 percent return of the Lehman Municipal Bond Index.
   The Fund's 30-day standardized yield was 5.10 percent on June 30. That translates into a tax-equivalent yield of 8.45 percent for an investor in the
39.6 percent tax bracket.

Q: Overall, the Fund's performance against both the peer group and Index was strong. What drove performance?

A: Early in the year, strong demand for high yield holdings helped drive the high yield sector's performance and, with our emphasis on high yield bonds, the Fund benefited accordingly.
   Our airline holdings continue to do well, thanks to a strong economy, increased passenger traffic -- especially in business travel -- and good cost control. Solid demand means airlines are enjoying higher fares. We're bullish on this sector, as we believe many carriers are stronger today than they have been in the past. Our optimism recently was rewarded when one of our airline holdings was upgraded.
   Finally, the health care sector also helped drive performance, with solid returns posted by some of our continuing care and hospital holdings.

Q: It's been a quiet year in the muni cipal market. Where are you finding attractive investment opportunities?

A: Credit spreads continue to be tight, with yields on longer bonds unattractive. In addition, issuance in general was light. As a result, we didn't have a lot of opportunities to change the portfolio's structure during the year.
   Nonetheless, we remain interested in the electric utility industry. As a result, we added some electric utility holdings during the past year. Deregulation has caused some turmoil in this industry, but by carefully searching for companies that either are successfully emerging from difficult times or utilities that we believe are well positioned for deregulation, we think we have uncovered some good opportunities.
   Finally, we purchased a District of Columbia general obligation issue (2.3 percent of total net assets) because our analysts believe it is a good candidate for upgrade.

Q: You have focused on the airline, health care and paper industries for some time. Are these sectors still interesting to you?

A: Yes. We've continued to add to our holdings of airline- and health care-related securities. We're more cautious about the U.S. paper industry, however, since growing competition from overseas has caused paper prices to fall. As a result, we continued to look for attractive paper company securities, but we concentrated on locating higher-quality issues.

Q: What are your expectations for the coming months?

A: We think municipal insurance will continue to keep spreads tight, forcing investors to look for yield in lower-rated issues. As a result, we think it could be more difficult to find attractive investment opportunities. Nonetheless, in spite of this anticipated squeeze in supply, we don't plan on purchasing nonrated debt unless we think the potential yield justifies taking on additional risks.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Taxable-equivalent yield is shown for the 39.6 percent tax bracket, which applies to investors with incomes higher than $271,050 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond Index is an unmanaged group of municipal bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's high-yield municipal debt fund peer group for the one-, five- and 10-year periods ended June 30, 1997, were 8.31 percent, 6.54 percent and 8.00 percent, respectively. Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.

Fund Highlights

                             Managed Municipals Fund
                            Securities Type Breakdown

                             PORTFOLIO            PORTFOLIO
                           JUNE 30, 1996        JUNE 30, 1997
General Obligation              18.0%               17.1%
Pollution Control               16.2                14.0
Escrowed                         9.0                11.9
Revenue:
  Housing                       11.9                13.3
  Electric                      10.1                10.0
  Toll                           7.5                 7.7
  Other Revenue                  8.8                 7.1
  Water & Sewer                  6.3                 6.8
  Hospital                       6.0                 5.4
  Airport                        3.3                 3.6
  Student Loan                   2.9                 3.1
----------------------------------------------------------
Total                            100%                100%

PIE CHART:
                                    Maturity
                             As of June 30, 1996        As of June 30, 1997
Greater than 25 Years        19.0%                      14.8%
20-25 Years                  17.4%                      17.4%
15-20 Years                  30.2%                      26.6%
10-15 Years                  17.5%                      22.6%
5-10 Years                    4.0%                       7.3%
1-5 Years                     8.0%                       8.5%
Less than 1 Year              3.9%                       2.8%

PIECHART:

                                Portfolio Quality
As of June 30, 1996                 As of June 30, 1997
AAA (34.2%)                         AAA (36.9%)
AA (33.3%)                          AA (26.8%)
A (22.3%)                           A (25.9%)
BBB and Below (10.2%)               BBB and Below (10.4%)

Fund Highlights
                           High-Yield Municipals Fund
                           Securities Type Breakdown

                                    PORTFOLIO         PORTFOLIO
                                  JUNE 30, 1996     JUNE 30, 1997
Pollution Control                      25.1%            22.5%
Escrowed                               15.5             17.8
General Obligation                      6.5              8.4
Revenue:
  Housing                              12.5             12.2
  Other Revenue                        12.2             11.8
  Hospital                             12.0              8.8
  Electric                              5.2              7.2
  Toll                                  5.5              4.8
  Airport                               2.8              4.2
  Student Loan                          2.7              2.3
------------------------------------------------------------
Total                                  100%             100%

PIE CHART:
                                    Maturity
                          As of June 30, 1996     As of June 30, 1997
Over 25 Years             27.8%                   24.6%
20-25 Years               28.0%                   22.9%
15-20 Years               15.4%                   19.3%
10-15 Years               10.2%                   10.0%
5-10 Years                 8.4%                    9.3%
1-5 Years                  7.5%                   10.2%
Less than 1 Year           2.7%                    3.7%

                                Portfolio Quality
As of June 30, 1996                         As of June 30, 1997

AAA (15.9%)                                 AAA (18.0%)
AA (11.7%)                                  AA (9.0%)
A (22.7%)                                   A (22.3%)
BBB (24.8%)                                 BBB (22.2%)
BB/B (4.5%)                                 BB/B (10.4%)
NR* (20.4%)                                 NR* (18.1%)
* Not Rated

SR&F Municipal Money Market Portfolio

Investments as of June 30, 1997
(Dollar Amounts In Thousands)
                                                         Principal        Market
MUNICIPAL SECURITIES (103.8%)                               Amount         Value
ARIZONA (0.9%)
*Maricopa County I.D.A. Multi-Family Housing Revenue
   (Vista Ventana Apartments Project gtd. by Federal National
   Mortgage Association) V.R.D.B. 4.250%.............     $ 1,200       $ 1,200

ARKANSAS (4.7%)
*Arkansas Development Finance Authority Revenue Refunding
   Series C (ADFA Guaranty Project) (AMBAC Insured)
   3.950% 12/01/97...................................         185           185
*Clark County Solid Waste Disposal Revenue (Reynolds
   Metals Co. Project L.O.C. SunTrust Company Bank)
   V.R.D.B. 4.200%...................................       3,000         3,000
Paragould Sales Tax Revenue (AMBAC Insured)
   4.750% 7/01/97....................................         550           550
*Pulaski County Public Facilities Board (Chenel Park
   Apartments Project L.O.C. PNC Bank, Kentucky)
   V.R.D.B. 4.350%...................................       2,750         2,750
                                                                       --------
                                                                          6,485
CALIFORNIA (5.4%)
California School Cash Reserve Program Authority Pool Series A
   (MBIA Insured) 4.750% 7/02/97.....................        2,000        2,000
   (AMBAC Insured) 4.750% 7/02/98....................        1,000        1,009
California Statewide Community Development Authority T.R.A.N.
   Series A (FSA Insured) 4.500% 6/30/98.............        2,000        2,013
City of Orange I.D.A. I.D.R. Series A (Control Air Conditioning
   Project L.O.C. California State Teachers Retirement Fund)
   V.R.D.B. 4.350%...................................        1,000        1,000
Los Angeles County G.O. T.R.A.N. Series A 4.500% 6/30/98     1,000        1,006
Los Angeles Unified School District G.O. T.R.A.N. 1997-98
   4.500% 7/01/98....................................          500          503
                                                                         ------
                                                                          7,531
COLORADO (0.5%)
Arvada Urban Renewal Authority Revenue Refunding Series A
   (Arvada City Center) (MBIA Insured) 3.650% 9/01/97          705          705

DELAWARE (0.7%)
Delaware G.O. Revenue Refunding Series A 5.600% 8/15/97      1,000        1,002

DISTRICT OF COLUMBIA (0.8%)
District of Columbia Revenue (American University L.O.C.
   National Westminster Bank) V.R.D.B. 4.200%........        1,100        1,100

FLORIDA (2.2%)
*Collier County Housing Financial Authority (Saxon Manor Isles
   Project L.O.C. PNC Bank, Kentucky) V.R.D.B. 4.400%        2,600        2,600
Port of St. Lucie Special Assessment Revenue (Assessment District
   No. 1-Phase II) (MBIA Insured) 3.600% 10/01/97....          500          500
                                                                       --------
                                                                          3,100
GEORGIA (2.0%)
*Gwinnett County Development Authority I.D.R. (Price Companies
   Inc. Project L.O.C. NationsBank of Georgia)
   V.R.D.B. 4.200%...................................        2,800        2,800

HAWAII (0.5%)
Hawaii Highway Revenue 3.850% 7/01/97................          750          750

SR&F Municipal Money Market Portfolio
CONTINUED                                                Principal        Market
                                                            Amount         Value
IDAHO (0.7%)
Idaho T.A.N. 4.625% 6/30/98..........................      $ 1,000      $ 1,007

ILLINOIS (8.1%)
Chicago Revenue (De La Salle Institute Project L.O.C. Northern
   Trust, Chicago) V.R.D.B. 4.250%...................        1,000        1,000
Chicago Tax Increment Refunding Allocation Series A (Stockyards
   L.O.C. Northern Trust, Chicago) V.R.D.B. 4.250%...        1,500        1,500
Illinois Development Finance Authority (Rest Haven, Illinois L.O.C.
   Federal Home Loan Bank and South Holland Trust & Savings)
   V.R.D.B. 4.150%...................................        1,000        1,000
*Illinois Development Finance Authority Sewage Facilities Revenue
   (Nutrasweet Co. Project gtd. by Monsanto Co.) V.R.D.B.
   4.400%............................................        4,100        4,100
Illinois Health Facility Authority Revenue (University of Chicago
   Project) 3.550% Mandatory Put 7/02/97.............        1,500        1,500
*Illinois Student Assistance Student Loan Revenue Series 1996 A
   (L.O.C. Bank of America of Illinois) V.R.D.B. 4.200%      1,900        1,900
*Southwestern Illinois Development Authority Solid Waste Disposal
   Revenue (Wood River Project) (Shell Oil Co.)
   V.R.D.B. 4.250%...................................          200          200
                                                                       --------
                                                                         11,200
INDIANA (6.5%)
*Crawfordsville Economic Development Revenue (Pedcor
   Investments Shady Knoll L.O.C. Federal Home Loan Bank)
   V.R.D.B. 4.250%...................................        1,575        1,575
Fort Wayne Hospital Authority Revenue (Parkview Memorial
   Hospital L.O.C. Bank of America, Illinois) V.R.D.B. 4.150%
     Series B........................................        1,000        1,000
     Series C........................................        1,000        1,000
*Franklin Economic Development Revenue Refunding (Pedcor
   Investments-Lakeview I Apartments Project Federal Home
   Loan Bank, Indianapolis) V.R.D.B. 4.250%..........        2,927        2,927
Gary Environmental Improvement Revenue (U.S. Steel Corp.
   Project L.O.C. Bank of Nova Scotia) V.R.D.B. 4.100%         500          500
*LaPorte County Economic Development Revenue (Woodland
   Project L.O.C. Federal Home Loan Bank) V.R.D.B. 4.250%    2,000        2,000
                                                                       --------
                                                                          9,002
IOWA (5.4%)
*Clinton I.D.R. (Sethness Products Project) V.R.D.B. 4.350%  2,500        2,500
Iowa Higher Education Loan Authority Revenue Refunding Series
   1996 (Private College Facilities) (MBIA Insured)
   4.250% 8/01/97....................................          600          600
Iowa School Corporations Cash Anticipation Program Warrant
   Certificates (FSA Insured)
     Series 1996-97 B 4.250% 1/30/98.................        1,000        1,004
     Series 1997-98 A 4.500% 6/26/98.................        3,000        3,020
Muscatine County P.C.R. (Monsanto Co. Project)
   V.R.D.B. 4.250%...................................          400          400
                                                                       --------
                                                                          7,524
KENTUCKY (5.9%)
Clark County P.C.R. Series J-1 (Eastern Kentucky Power gtd. by
   National Rural Utilities Cooperative Finance Corp.)
   3.750% Optional Put 10/15/97......................        1,010        1,010
*Covington I.D.R. Series 1991 (White Castle Distributing L.O.C.
   Bank One, Columbus) V.R.D.B. 4.300%...............        3,685        3,685
SR&F Municipal Money Market Portfolio
CONTINUED                                                Principal        Market
                                                            Amount         Value
KENTUCKY (CONTINUED)
Kentucky Economic Development Finance Authority Hospital
   Facilities Revenue (Baptist Healthcare System L.O.C. Canadian
   Imperial Bank) V.R.D.B. 4.100%....................       $  500       $  500
*Pulaski County Solid Waste Disposal Revenue Series B (East
   Kentucky Power Corp. gtd. by National Rural Utilities
   Cooperative Finance Corp.) 3.550% Optional Put 8/15/97    1,100        1,100
*Shelby County Industrial Building Revenue (Roll Forming Corp.
   L.O.C. Bank One of Kentucky) V.R.D.B. 4.300%......        1,865        1,865
                                                                        -------
                                                                          8,160
LOUISIANA (1.0%)
Lake Charles Harbor & Terminal District Port Facilities Revenue
   (Conoco Inc. gtd. by E.I. Dupont) V.R.D.B. 4.100%.          400          400
City of Shreveport G.O. (MBIA Insured) 8.000% 6/01/98          685          709
St. Mary Parish Consolidated School District No. 1 (FSA Insured)
   10.000% 3/01/98...................................          345          358
                                                                        -------
                                                                          1,467
MASSACHUSETTS (0.9%)
Massachusetts Industrial Finance Agency Revenue Series A
   (Babson College)(MBIA Insured) 3.750% 10/01/97....          250          250
Massachusetts Water Reserve Authority (Morgan Guaranty)
   3.750% 9/30/97....................................        1,000        1,000
                                                                        -------
                                                                          1,250
MICHIGAN (3.6%)
Detroit City School District Aid Notes 4.500% 5/01/98        2,000        2,010
Michigan Job Development Authority P.C.R. Series 1985 (Mazda
   Motor Manufacturing USA Corp. L.O.C. Sumitomo Bank, Ltd.)
   V.R.D.B. 4.375%...................................        3,000        3,000
                                                                        -------
                                                                          5,010
MINNESOTA (0.7%)
*Minnesota Housing Finance Authority Single Family Mortgage
   Series J 3.650% Mandatory Put 12/11/97............        1,000        1,000

MISSISSIPPI (0.3%)
Mississippi State University Educational Building Corporation
   Revenue (MBIA Insured) 3.700% 8/01/97.............          350          350

MISSOURI (4.2%)
Clay County G.O. (FSA Insured) 4.000% 3/1/98.........        1,645        1,645
*Jefferson County I.D.A. Revenue Series A (GHF Holdings LLC
   Project L.O.C. Bank One, Indianapolis) V.R.D.B. 4.300%    4,185        4,185
                                                                        -------
                                                                          5,830
NEBRASKA (0.3%)
Omaha G.O. 6.700% 12/01/97...........................          350          354

NEW HAMPSHIRE (4.0%)
New Hampshire Business Finance Authority P.C.R. Series 1992 D
   (Public Service Company Project L.O.C. Barclays Bank PLC)
   V.R.D.B. 4.300%...................................          600          600
New Hampshire Capital Improvement Boards Series B
   5.450% 11/01/97...................................          500          503

SR&F Municipal Money Market Portfolio
CONTINUED                                                Principal        Market
                                                            Amount         Value
NEW HAMPSHIRE (CONTINUED)
*New Hampshire Industrial Development P.C.R. (New England
   Power Co.)
     3.650% Mandatory Put 7/10/97....................      $ 1,500      $ 1,500
     3.850% Mandatory Put 7/10/97....................          450          450
     3.850% Mandatory Put 8/22/97....................        1,500        1,500
     3.850% Mandatory Put 9/25/97....................        1,000        1,000
                                                                       --------
                                                                          5,553
NEW YORK (1.0%)
New York Medical Care Facilities Finance Agency Revenue
   (Escrowed in U.S. Treasury Securities) (pre-refunded to
   8/15/97) 8.875%...................................        1,350        1,385

NORTH DAKOTA (0.7%)
*Mercer County Solid Waste Disposal Revenue Series 1993 U (gtd.
   by National Rural Utilities Cooperative Finance Corp.)
   3.800% Optional Put 12/01/97......................        1,000        1,000

OHIO (0.7%)
Cuyahoga County Hospital Revenue (Metrohealth Systems)
   (MBIA Insured) 5.000% 2/15/98.....................          510          514
Ohio Environmental Improvement Revenue (U.S. Steel Corp.
   Project L.O.C. Pittsburgh National Bank) V.R.D.B. 3.900%    400          400
                                                                       --------
                                                                            914
OKLAHOMA (1.1%)
Lawton Water Authority Sales Tax & Utility System Revenue
   (AMBAC Insured) 5.375% 7/01/97....................        1,585        1,585

OREGON (0.7%)
Eugene Electric Utilities Revenue (FSA Insured)
   4.000% 8/01/97....................................          420          420
Salem Water & Sewage Revenue (FGIC Insured) 4.000% 5/01/98     540          540
                                                                       --------
                                                                            960
PENNSYLVANIA (4.1%)
*Pennsylvania Higher Education Assistance Agency Student Loan
   Revenue Series A (L.O.C. Student Loan Marketing Association)
   V.R.D.B. 4.250%...................................        2,000        2,000
Philadelphia Redevelopment Authority Notes Series 1996 (Southwark
   Plaza Project) (FGIC Insured) 3.850% 12/30/97.....        1,500        1,500
Quakertown General Authority Revenue Series 1996A (L.O.C. PNC
   Bank, N.A.) V.R.D.B. 4.250%.......................        2,200        2,200
                                                                       --------
                                                                          5,700
SOUTH CAROLINA (2.2%)
*South Carolina Jobs Economic Development Authority Hospital
   Facilities Revenue (Specialty Equipment Companies L.O.C.
   Bank of America, Illinois) V.R.D.B. 4.300%........        3,000        3,000

SOUTH DAKOTA (0.7%)
Yankton I.D.R. (Alumax Project L.O.C. Bank of America,
   NT & SA) V.R.D.B. 4.100%..........................        1,000        1,000

TENNESSEE (3.6%)
*McMinn County Industrial Development Board I.D.R. (Creative
   Fabrication Corp. L.O.C. NBD Bank) V.R.D.B. 4.200%        3,700        3,700

SR&F Municipal Money Market Portfolio
CONTINUED                                                Principal       Market
                                                            Amount        Value
TENNESSEE (CONTINUED)
Metropolitan Government Nashville & Davidson County Health &
   Educational Facilities Board Revenue Series 1993 (Richland Place
   Inc. Project L.O.C. Societe Generale) V.R.D.B. 4.200%     $ 1,300    $ 1,300
                                                                       --------
                                                                          5,000
TEXAS (9.1%)
*Gulf Coast Waste Disposal Authority (Amoco Oil Co. Project gtd.
   by Amoco Corp.) V.R.D.B. 4.300%
     Series 1994.....................................          700          700
     Series 1996.....................................          200          200
Harlandale Independent School District Refunding (gtd. by PSF)
   4.000% 2/01/98....................................          450          450
*Harris County Industrial Development Corp. I.D.R. (Precision
   General Inc. Project L.O.C. Morgan Guaranty Trust)
   V.R.D.B. 4.300%...................................        2,060        2,060
*North Texas Higher Education Authority Student Loan Revenue
   Refunding Series A (L.O.C. Student Loan Marketing Association)
   V.R.D.B. 4.250%...................................        1,100        1,100
*Robertson County Industrial Development Corp. Series 1995
   (Sanderson Farms Inc. Project L.O.C. Harris Trust and Savings
   Bank) V.R.D.B. 4.350%.............................        1,900        1,900
Texas State T.R.A.N. Series 1996 4.750% 8/29/97......        5,000        5,006
Tyler G.O. (Escrowed in U.S. Treasury Securities)
   8.500% 9/01/97....................................        1,200        1,209
                                                                       --------
                                                                         12,625
VERMONT (2.9%)
*Vermont I.D.A. Revenue (RyeGate Wood Energy Co. Project L.O.C.
   ABN AMRO Bank, N.V.) V.R.D.B. 4.300%..............        4,000        4,000

VIRGINIA (0.7%)
Bedford County I.D.A. I.D.R. Refunding (Nekoosa Packaging Project
   L.O.C. Canadian Imperial Bank) V.R.D.B. 4.200%....        1,000        1,000

WASHINGTON (3.1%)
*Washington Multi-family Housing Finance Commission Revenue
   Series A (Hamilton Place Project L.O.C. U.S. Bank of
   Washington) V.R.D.B. 4.300%.......................        1,140        1,140
*Yakima County Public Corp. I.D.R. (John I. Haas Inc. Project
   L.O.C. Bayerische Vereinsbank AG) V.R.D.B. 4.400%.        3,150        3,150
                                                                       --------
                                                                          4,290
WISCONSIN (13.9%)
*Carlton P.C.R. Series 1988 (Wisconsin Power & Light Co.)
   V.R.D.B. 4.300%...................................        6,500        6,500
*Fond Du Lac I.D.R. (Brenner Tank Inc. L.O.C. Bank One,
   Milwaukee) V.R.D.B. 4.300%........................        3,400        3,400
*Holland I.D.R. (White Clover Dairy Inc. Project L.O.C. Bank One,
   Milwaukee) V.R.D.B. 4.300%........................        2,600        2,600
*Kenosha I.D.R. (Monarch Plastics Inc. L.O.C. Bank One,
   Milwaukee) V.R.D.B. 4.300%........................        2,260        2,260
Milwaukee County G.O. Series A (AMBAC Insured)
   5.000% 10/01/97...................................          500          502
*Oak Creek I.D.R. Series 1995 (McAdams Graphics Inc. L.O.C.
   Bank One, Milwaukee) V.R.D.B. 4.300%..............        1,800        1,800

SR&F Municipal Money Market Portfolio
CONTINUED                                                Principal        Market
                                                            Amount         Value
WISCONSIN (CONTINUED)
Wisconsin State Health Facility Authority Revenue Series A-2
   (Franciscan Health Care L.O.C. Toronto Dominion Bank)
   V.R.D.B. 4.150%...................................      $ 1,700      $ 1,700
Wisconsin State Health & Educational Facilities Authority Revenue
   Series A (United Health Group, Inc.) (AMBAC Insured)
   4.000% 12/15/97...................................          550          550
                                                                       --------
                                                                         19,312
-------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (103.8%)
   (Amortized cost $144,151).....................................       144,151
OTHER ASSETS, LESS LIABILITIES (-3.8%)............................       (5,223)
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $138,928
                                                                       ========
-------------------------------------------------------------------------------

* These securities are subject to federal alternative minimum tax. At June 30, 1997, these securities represented 60.8 percent of net assets.

See accompanying notes to financial statements.

Intermediate Municipals Fund

Investments as of June 30, 1997
(Dollar Amounts In Thousands)
                                                         Principal        Market
MUNICIPAL SECURITIES (98.9%)                                Amount         Value
ALASKA (1.4%)
Kenai Peninsula Borough G.O. Refunding (AMBAC Insured)
   8.300% 1/01/99....................................      $ 1,500      $ 1,589
North Slope Borough G.O. 8.350% 6/30/98..............        1,200        1,248
                                                                       --------
                                                                          2,837
ARIZONA (7.0%)
Arizona Transportation Board Highway Revenue Subordinated
   Series A 6.000% 7/01/00...........................        1,000        1,045
Cochise County Unified School District No. 68 Series B (FGIC
   Insured) 9.000% 7/01/01...........................        1,115        1,303
Maricopa County Hospital Revenue (Samaritan Health Services)
   (Escrowed in U.S. Treasury Securities) 7.625% 1/01/08     2,050        2,384
Maricopa County Unified High School District
   6.250% 7/01/06 District No. 97 Deer Valley Series A
     (MBIA Insured)..................................        1,750        1,937
   7.000% 7/01/08 District No. 213 Tempe (FGIC insured)        500          585
Phoenix Civic Improvement Wastewater System Lease Revenue
   (Escrowed in U.S. Treasury Securities)(pre-refunded to 7/01/03)
   6.000% 7/01/07....................................        2,500        2,725
Pima County Refunding G.O. 6.300% 7/01/02............        2,500        2,692
Scottsdale Industrial Development Authority Hospital Revenue
   Refunding Series A (Scottsdale Memorial Hospitals)(AMBAC
   Insured) 6.500% 9/01/04...........................        1,000        1,104
                                                                       --------
                                                                         13,775
ARKANSAS (1.4%)
Beaver Water District Benton & Washington Counties Water
   Revenue Refunding (MBIA Insured) 6.000% 11/15/04..        2,580        2,795

CALIFORNIA (7.1%)
California Education Facility University of San Francisco (MBIA
   Insured) 5.600% 10/01/10..........................        1,000        1,048
*California Housing Finance Agency Revenue Home Mortgage
   Series B-1 5.900% 2/01/04.........................          960          993
California Statewide Communities Development Authority
   (Cedars-Sinai Medical Center) 5.400% 11/01/15.....        2,000        1,892
Central Coast Water Authority Revenue (AMBAC Insured)
   (Escrowed in U.S. Treasury Securities)(pre-refunded to 10/01/02)
   5.950% 10/01/03...................................        2,000        2,175
East Bay Municipal Utility District Water System Revenue (Escrowed
   in U.S. Treasury Securities)(AMBAC Insured)
   7.000% 6/01/00....................................        1,400        1,506
La Quinta California Redevelopment Agency Tax Allocation
   (MBIA Insured) 7.300% 9/01/09.....................          750          902
Los Angeles County Public Water Works Authority (Regional Parks
   And Open Space Revenue) 5.800% 10/01/05...........        1,500        1,600
Los Angeles County Tax & Revenue Anticipation Note
   Series A 4.500% 6/30/98...........................        1,000        1,006
Oakland Unified School District G.O. Series A (FGIC Insured)
   Zero Coupon (Effective Yield 6.250%) 8/01/16......        1,700          546
Vallejo Revenue Series B (Water Improvement Project)(FGIC Insured)
   (Escrowed in U.S. Treasury Securities) 6.000% 11/01/01    2,030        2,168
                                                                        --------
                                                                         13,836

Intermediate Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
COLORADO (0.3%)
Adams County School District No 12 Series A (MBIA Insured)
   Zero Coupon (Effective Yield 5.850%) 12/15/12.....      $ 1,300      $   569

DELAWARE (0.7%)
Delaware Economic Development Authority Water Development
   Revenue Refunding (General Waterworks Corp.-Wilmington
   Suburban Water Corp.) 6.450% 12/01/07.............        1,165        1,295

GEORGIA (8.3%)
Atlanta Airport Facility Revenue Series 1996 (AMBAC Insured)
   6.500% 1/01/07....................................        5,000        5,603
Fulton County Water & Sewer Revenue Refunding (FGIC Insured)
   5.625% 1/01/01....................................        1,000        1,038
Georgia G.O. Series C 7.700% 4/01/00
   7.700% 4/01/00 Series C...........................        1,250        1,358
   6.250% 4/01/07 Series A...........................        2,000        2,226
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   Refunding (AMBAC Insured)
     6.050% 7/01/01..................................        1,600        1,690
     5.800% 7/01/02..................................        1,000        1,055
Municipal Electric Authority of Georgia Special Obligation Fifth
   Crossover Series (AMBAC Insured) 6.400% 1/01/13...        3,000        3,345
                                                                       --------
                                                                         16,315
HAWAII (2.8%)
*Hawaii Department of Budget & Finance Special Purpose
   Mortgage Revenue (Hawaiian Electric Co.)(MBIA Insured)
   7.375% 12/01/20...................................        4,000        4,357
Honolulu (City & County) Refunding G.O. Series 1990 A
   7.350% 7/01/06....................................        1,000        1,178
                                                                       --------
                                                                          5,535
ILLINOIS (6.7%)
Chicago Board of Education (MBIA Insured) 6.250% 12/01/12    2,100        2,303
*Chicago Midway Airport Revenue Series A (MBIA Insured)
   5.700% 1/01/04....................................        1,000        1,039
Chicago Skyway Toll Bridge Revenue Refunding Series 1994
   (Escrowed in U.S. Treasury Securities)(pre-refunded to 1/01/04)
   6.750% 1/01/17....................................        1,500        1,687
Chicago Water Revenue Refunding (FGIC Insured)
   6.500% 11/01/09...................................        2,130        2,383
DuPage County Special Service Area No. 11 Refunding
   6.750% 1/01/14....................................        1,220        1,315
Metropolitan Pier & Exposition Authority Dedicated State Tax
   Revenue Series 1992 A (McCormick Place Expansion Project)
    7.250% 6/15/05...................................        2,750        3,160
*Southwestern Illinois Development Authority Solid Waste Disposal
   Revenue (Shell Oil Co.) V.R.D.B. 4.250%...........        1,300        1,300
                                                                       --------
                                                                         13,187
INDIANA (4.6%)
Indiana Toll Road Commission Toll Road Revenue (Escrowed in U.S.
   Treasury Securities) 9.000% 1/01/15...............        2,240        3,108
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A
     5.600% 11/01/99.................................        1,125        1,155
     6.500% 11/01/07.................................        1,040        1,127
     6.500% 11/01/07 (Escrowed in U.S. Treasury Securities)  1,210        1,339

Intermediate Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
INDIANA (CONTINUED)
Indianapolis Local Public Improvement Bond Bank Series 1992 D
   6.500% 2/01/06....................................      $ 2,100      $ 2,321
                                                                       --------
                                                                          9,050
KENTUCKY (1.3%)
Kentucky Turnpike Authority Economic Development Revenue
   Refunding (Revitalization Projects) 5.800% 1/01/04        2,500        2,629

LOUISIANA (2.5%)
*Calcasieu Parish Industrial Development Board (Citgo Petroleum
   Corp.) V.R.D.B. 4.300%............................          100          100
Louisiana Public Facilities Authority Student Loan
   Revenue Series A-1 5.900% 9/01/99.................        2,000        2,053
Orleans Levee District Series A (FSA Insured)
   5.950% 11/01/07...................................        2,200        2,346
* St. Charles Parish P.C.R. (Shell Oil Co.)
   V.R.D.B 4.250% Series A...........................          100          100
   V.R.D.B 4.250% Norco Project......................          300          300
                                                                        -------
                                                                          4,899
MAINE (0.4%)
*Maine Educational Loan Authority Educational Loan Revenue
   Supplemental Education Loan Series A-2 6.650% 12/01/02      680           726

MASSACHUSETTS (2.2%)
Massachusetts Bay Transportation Authority Mass Refunding
   General Transportation System Series A 7.000% 3/01/07     2,250        2,603
Massachusetts Health and Educational Facilities Authority Revenue
   (Daughters of Charity Carney Hospital)
     7.250% 7/01/00 Series C.........................          600          632
     6.000% 7/01/09 Series D.........................        1,000        1,037
                                                                        -------
                                                                          4,272
MICHIGAN (4.6%)
Greater Detroit Resource Authority Revenue (AMBAC Insured)
   6.250% 12/13/05...................................        2,000        2,184
Michigan Hospital Finance Authority Revenue (Daughters of Charity
   Providence Hospital) 6.500% 11/01/01..............        1,380        1,480
Michigan Underground Storage Tank Revenue (AMBAC Insured)
   6.000% 5/01/05....................................        5,000        5,384
                                                                        -------
                                                                          9,048
MISSOURI (0.5%)
Missouri Regional Convention & Sports Complex Authority
   6.600% 8/15/03....................................          830          904

NEVADA (0.8%)
*Clark County P.C.R. Series 1990 A (Southern California Edison Co.)
   7.125% 6/01/09....................................        1,500        1,609

NEW JERSEY (2.6%)
Bergen County Utility Authority Solid Waste System Revenue
   Refunding Series A (FGIC Insured) 6.250% 6/15/06..        2,000        2,205
New Jersey Health Care Facilities Finance Authority Revenue
   6.100% 7/01/01 (Hackensack Medical Center) (FGIC
   Insured)..........................................        1,000        1,058
   7.000% 7/01/03 (Christ Hospital Group)(Connie
   Lee Insured)......................................        1,730        1,930
                                                                        -------
                                                                          5,193

Intermediate Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
NEW MEXICO (2.5%)
Gallup P.C.R. (Plains Electric Transmission & Generating
   Cooperative Inc.)(MBIA Insured) 6.100% 8/15/02....      $ 2,000      $ 2,137
Santa Fe Gross Receipts Tax Revenue Series A (AMBAC Insured)
   6.500% 6/01/06....................................        2,555        2,846
                                                                       --------
                                                                          4,983
NEW YORK (11.1%)
New York City G.O.
   5.700% 2/1/06 Series 1996 C.......................        1,000        1,026
   6.125% 8/01/11 Series 1997 J......................        5,000        5,191
   7.125% 8/15/11 Series 1995 C......................        1,560        1,679
   6.000% 8/01/17 Series 1997 H......................        2,000        2,018
New York City Water & Sewer System Revenue Series A
   7.000% 6/15/09....................................        2,115        2,306
New York Dormitory Authority Revenue Series A
   6.500% 5/15/05 (State University Educational Facilities)  1,000        1,087
   5.625% 7/01/16 (City University System)...........        5,000        5,132
New York Environmental Facility Corp. P.C.R. State Water Series D
   6.300% 5/15/05....................................        3,000        3,296
                                                                       --------
                                                                         21,735
NORTH CAROLINA (2.4%)
North Carolina Eastern Municipal Power Refunding Series B
   6.000% 1/01/05....................................        3,000        3,106
North Carolina Municipal Power Agency No. 1 Catawba Electric
   Revenue Refunding (MBIA Insured) 5.900% 1/01/03...        1,500        1,588
                                                                       --------
                                                                          4,694
OHIO (2.3%)
Columbus G.O. Sewer Improvement No. 26 6.750% 9/15/04        1,000        1,081
Loveland School District G.O. (MBIA Insured)
   7.100% 12/01/09...................................        3,000        3,396
                                                                       --------
                                                                          4,477
OREGON (2.0%)
Oregon Department of Transportation Revenue (MBIA Insured)
   5.700% 6/01/02....................................        1,220        1,284
Portland Sewer System Revenue Refunding Series B (FGIC Insured)
   5.400% 4/01/02....................................        2,500        2,595
                                                                        -------
                                                                          3,879
PENNSYLVANIA (0.9%)
Dauphin County Hospital Authority Revenue Refunding Series B
   (Hapsco Group Inc.)(MBIA Insured) 5.800% 7/01/02..        1,600        1,685

SOUTH CAROLINA (4.0%)
*Berkeley County Facility Industrial Revenue (Amoco Chemical Co.
   Project) V.R.D.B. 4.300%..........................        1,900        1,900
Piedmont Municipal Power Agency Electric Revenue (FGIC Insured)
   6.125% 1/01/07....................................        2,350        2,556
*South Carolina Ports Authority Revenue (AMBAC Insured)
   6.200% 7/01/01....................................        1,000        1,058
Sumter County Hospital Facilities Revenue Refunding (Tuomey
   Regional Medical Center)(MBIA Insured) 6.625% 11/15/04    2,000        2,232
                                                                       --------
                                                                          7,746
TENNESSEE (2.6%)
Knox County Health Educational & Housing Facilities Board
   (Connie Lee Insured) 5.500% 4/15/11...............        2,000        2,001

Intermediate Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
TENNESSEE (CONTINUED)
Metropolitan Nashville & Davidson County Water & Sewer
   Revenue (FGIC Insured) 6.500% 1/01/10.............      $ 2,750      $ 3,094
                                                                       --------
                                                                          5,095
TEXAS (12.3%)
Alief Independent School District G.O. (gtd. by Permanent School
   Fund) 8.000% 2/15/99..............................        1,305        1,384
Dallas-Fort Worth Regional Airport Revenue Series A (MBIA Insured)
   5.500% 11/01/04...................................        2,400        2,504
Fort Bend Independent School District Unlimited Tax (gtd. by
   Permanent School Fund) 7.500% 2/15/00.............        1,010        1,088
Fort Worth Limited Tax 8.350% 3/01/00................        1,250        1,371
Houston Water Conveyance System Contract Certificates of
   Participation Series J (AMBAC Insured) 6.125% 12/15/06    1,000        1,086
Northside Independent School District G.O. 9.400% 4/01/98    1,850        1,923
Plano Independent School District G.O. Unlimited Tax (FGIC
   Insured) 8.625% 2/15/99...........................        1,900        2,031
Retama Development Corporation Special Facilities Revenue
   (Retama Racetrack)(Escrowed in U.S. Treasury Securities)
   8.750% 12/15/10...................................        2,885        3,857
Round Rock Independent School District G.O. Unlimited Tax
   School Building and Refunding
     8.625% 8/15/00 Series 1991 (MBIA Insured).......        1,270        1,425
     7.500% 8/01/02 Series 1995 A (gtd. by Permanent
       School Fund)..................................        1,200        1,360
San Antonio Water System Revenue Refunding (FGIC Insured)
   6.000% 5/15/01....................................        3,000        3,155
Texas Higher Education Student Loan Senior Lien
   7.450% 10/01/06...................................        2,695        2,853
                                                                       --------
                                                                         24,037
UTAH (0.5%)
Intermountain Power Agency Power Supply Revenue Series B (MBIA
   Insured) 6.000% 7/01/07...........................        1,000        1,081

VIRGINIA (0.7%)
*Virginia Housing Development Authority Commonwealth
   Mortgage Series A Subseries A-1 6.700% 7/01/05....        1,280        1,353

WASHINGTON (2.3%)
Snohomish County School District No. 2 Refunding G.O. (Everett
   School District #2) (MBIA Insured)
     7.250% 12/01/00.................................        2,540        2,770
     7.000% 12/01/02.................................        1,500        1,679
                                                                       --------
                                                                          4,449
WYOMING (0.1%)
Lincoln County Wyoming P.C.R. (Exxon Project)
   V.R.D.B 4.000%....................................          100          100

Intermediate Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
TOTAL MUNICIPAL SECURITIES (98.9%)
   (Amortized cost $184,135).....................................      $193,788
OTHER ASSETS, LESS LIABILITIES (1.1%).............................        2,218
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $196,006
                                                                       ========
-------------------------------------------------------------------------------

* These securities are subject to federal alternative minimum tax. At June 30, 1997, these securities represented 7.6 percent of net assets.

See accompanying notes to financial statements.

Managed Municipals Fund
Investments as of June 30, 1997
(Dollar Amounts In Thousands)
                                                         Principal        Market
MUNICIPAL SECURITIES (99.6%)                                Amount         Value
ALASKA (0.7%)
*Alaska Student Loan Corporation Revenue Series A (AMBAC
   Insured) 6.200% 7/01/09...........................      $ 3,870      $ 4,008

ARKANSAS (0.3%)
Arkansas Development Financing Authority Single Family
   Mortgage Revenue Series A (FHA Insured)
   8.125% 8/01/14....................................        1,895        1,946

CALIFORNIA (5.0%)
California P.C.R. Refunding Series A (San Diego Gas
   & Electric Co.) 5.900% 6/01/14....................        3,000        3,161
Central Contra Costa Sanitation District Revenue Wastewater
   Facilities Improvement Project (MBIA Insured)
     6.250% 9/01/13..................................        2,025        2,168
     6.250% 9/01/14..................................        1,295        1,382
Foothill Eastern Transportation Corridor Agency Toll Road
   Refunding Senior Lien Series 1995 A Zero Coupon (Effective
   Yield 7.200%) 1/01/18.............................       10,000        2,866
Long Beach Aquarium of the Pacific Revenue Series 1995 A
   6.125% 7/01/15....................................        4,000        4,014
   6.125% 7/01/23....................................        6,000        5,999
Los Angeles County G.O. T.R.A.N. Series A 4.500% 6/30/98     2,000        2,012
Northern California Power Agency Public Power Revenue
   Refunding Series B-1 (Hydroelectric Project #1)(Escrowed in
   U.S. Treasury Securities)(pre-refunded to 7/01/98)
   8.000% 7/01/24....................................        2,000        2,083
Southern California Public Power Authority Revenue Refunding
   Zero Coupon (Effective Yield 6.000%) 7/01/14 (FGIC Insured)
   (Escrowed in U.S. Treasury Securities)............        8,155        3,222
   5.000% 7/01/17 Series A (Power Project)...........        2,500        2,295
                                                                       --------
                                                                         29,202
COLORADO (3.1%)
Araphoe County Capital Improvement Trust Fund Highway
   Revenue Zero Coupon (Effective Yield 6.930%) 8/31/15     25,000        7,787
Colorado General Fund Revenue T.R.A.N. Series A
   4.500% 6/26/98....................................        1,000        1,006
Colorado Housing Finance Authority Multifamily Mortgage Revenue
   6.000% 10/01/09...................................        1,490        1,492
   6.000% 10/01/10...................................        1,590        1,592
   6.000% 10/01/11...................................        1,710        1,712
   6.000% 10/01/12...................................        1,830        1,831
Municipal Subdistrict Northern Colorado Water Conservancy
   District Revenue Series D 6.000% 12/01/15.........        2,500        2,506
                                                                       --------
                                                                         17,926
CONNECTICUT (0.3%)
Connecticut Health and Educational Facilities Authority
   Revenue Series E (St. Mary's Hospital Corp.)
   5.500% 7/01/20....................................        1,500        1,451
Managed Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
DELAWARE (0.9%)
Delaware E.D.A. Water Development Revenue Refunding
   (General Waterworks Corp.--Wilmington Suburban Water Corp.)
     6.450% 12/01/07 Series 1992 B...................      $ 1,160      $ 1,290
     *6.800% 12/01/23 Series 1992 A..................        3,500        3,688
                                                                       --------
                                                                          4,978
FLORIDA (1.8%)
Broward County Public Improvement Revenue Refunding G.O.
   12.500% 1/01/03 Series 1986.......................        1,000        1,374
   12.500% 1/01/04...................................        1,195        1,703
   12.500% 1/01/05...................................        2,000        2,952
Florida G.O. (Jacksonville Transportation Authority Project)
   (Escrowed in U.S. Treasury Securities) 9.200% 1/01/15     2,000        2,764
*Jacksonville Water and Sewer Development Revenue
   (Jacksonville Suburban Utilities-General Waterworks
   Corp.) 6.750% 6/01/22.............................        1,500        1,595
                                                                       --------
                                                                         10,388
GEORGIA (12.3%)
Atlanta Airport Facility Revenue Series 1994 A (AMBAC Insured)
   6.500% 1/01/08....................................        2,750        3,095
   6.500% 1/01/10....................................        2,000        2,246
*Cartersville Development Authority Revenue Water & Wasteworks
   Facilities (Anheuser-Busch) 7.375% 5/01/09........        9,000       10,675
Columbia County School District G.O. (MBIA Insured)
   6.750% 4/01/09....................................        1,900        2,190
   7.000% 4/01/10....................................        2,125        2,497
   7.000% 4/01/11....................................        2,370        2,795
Fulton County Water & Sewer Revenue Refunding (FGIC Insured)
   6.375% 1/01/14....................................       13,700       15,305
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   Refunding Series P (AMBAC Insured) 6.250% 7/01/20.        4,000        4,378
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/01/18....................................       21,300       23,934
Paulding County School District (MBIA Insured)
   6.000% 2/01/10....................................        4,235        4,580
                                                                       --------
                                                                         71,695
HAWAII (1.2%)
*Hawaii Airports System Revenue Series II (MBIA Insured)
   6.900% 7/01/12....................................        6,000        6,876

IDAHO (0.3%)
*Idaho Housing Agency Single Family Mortgage Revenue (FHA/VA
   Insured) 7.875% 7/01/24...........................        1,525        1,647

ILLINOIS (8.9%)
Chicago Board of Education Refunding G.O. Lease Certificates
   School Reform Series A (MBIA Insured)
     6.250% 12/01/12.................................        2,500        2,742
     6.000% 1/01/16..................................        5,000        5,306
Chicago Gas Supply Revenue Series 1985 D (Peoples Gas Light &
   Coke Company) 7.500% 3/01/15......................        4,500        4,852
Chicago Skyway Toll Bridge Revenue Series 1994
   (Escrowed in U.S. Treasury Securities)
   (pre-refunded to 1/01/04) 6.750% 1/01/17..........        1,500        1,687
Illinois Development Finance Authority
   **5.950% 1/01/09 (Catholic Charities Housing
   Development)......................................        1,450        1,436
   7.600% 9/01/13 P.C.R. (Central Illinois Public
   Service)..........................................        3,000        3,262

Managed Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
ILLINOIS (CONTINUED)
Illinois Housing Development Authority Series A (FHA Insured)
   7.800% 12/01/12...................................      $   905       $  942
   8.000% 6/01/26....................................        6,770        7,062
Illinois Sales Tax Revenue Refunding Series Q
   6.000% 6/15/12....................................       10,000       10,704
Illinois Toll Highway Authority Priority Revenue Series A
   6.300% 1/01/11....................................        7,500        8,238
Metropolitan Pier and Exposition Authority Dedicated Tax Revenue
   Series A (McCormick Place Project)(MBIA Insured)
     Zero Coupon (Effective Yield 6.020%) 6/15/12....        5,000        2,180
     Zero Coupon (Effective Yield 6.020%) 12/15/12...        8,300        3,520
                                                                       --------
                                                                         51,931
INDIANA (4.6%)
*Hammond Sewer & Solid Waste Disposal Revenue (American
   Maize Products Co.) 8.000% 12/01/24...............        5,000        5,714
Indiana Transportation Finance Authority Airport Facilities
   Revenue Series A
     6.250% 11/01/16.................................        1,475        1,543
     6.250% 11/01/16 (Escrowed in U.S. Treasury Securities)
       (Pre-refunded to 11/01/02)....................        5,475        5,994
*Indianapolis Airport Authority Revenue Special Facilities
   (United Airlines) 6.500% 11/15/31.................        5,000        5,134
Michigan City P.C.R. (Northern Indiana Public Service Company)
   5.700% 10/01/03...................................        8,480        8,493
                                                                       --------
                                                                         26,878
IOWA (0.4%)
*Iowa Finance Authority Single Family Mortgage Revenue Series B
   (collateralized by Government & Federal National Mortgage
   Association Securities) 7.450% 7/01/23............        1,050        1,100
Muscatine County P.C.R. (Monsanto Co. Project)
   V.R.D.B. 4.250%...................................        1,200        1,200
                                                                       --------
                                                                          2,300
KANSAS (0.6%)
Kansas Department of Transportation Highway Revenue (Escrowed
   in U.S. Treasury Securities)(pre-refunded to 3/01/02)
   6.500% 3/01/12....................................        3,000        3,284

KENTUCKY (2.9%)
*Kentucky Housing Corp. Revenue Series C (FHA/VA Insured)
   8.100% 1/01/22....................................        2,030        2,144
Kentucky Turnpike Authority Economic Development Revenue
   Refunding Series 1992 (Revitalization Project)(FGIC Insured)
   Zero Coupon (Effective Yield 6.600%) 1/01/10......        7,500        3,840
Kentucky Turnpike Authority Revenue (Escrowed in U.S. Treasury
   Securities)(pre-refunded to 7/01/97) 13.125% 7/01/09      2,425        2,425
*Trimble County P.C.R. Series A (Louisville Gas & Electric Co.)
   7.625% 11/01/20...................................        6,670        7,320
   7.625% 11/01/20 (Escrowed in U.S. Treasury Securities)
      (pre-refunded to 11/01/00).....................        1,330        1,475
                                                                        -------
                                                                         17,204
LOUISIANA (1.1%)
*De Soto Parish Environmental Improvement Revenue
   (International Paper Co.) Series A 7.700% 11/01/18        3,250        3,722
New Orleans G.O. (AMBAC Insured) Zero Coupon (Effective Yield
   6.125%) 9/01/12...................................        6,250        2,738
                                                                        -------
                                                                          6,460

Managed Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
MAINE (1.3%)
*Maine Educational Loan Marketing Corporation Student Loan
   Revenue Subordinate Series 1994 B-1 6.500% 11/01/09     $ 3,000      $ 3,190
*Maine Housing Authority Mortgage Revenue Series D-5
   7.550% 11/15/19...................................        2,520        2,630
   7.550% 11/15/22...................................        1,750        1,826
                                                                        -------
                                                                          7,646
MARYLAND (1.3%)
Washington Suburban Sanitation District Construction (Escrowed in
   U.S. Treasury Securities)(Pre-refunded to 6/01/04)
     6.600% 6/01/16..................................        2,795        3,103
     6.625% 6/01/17..................................        1,660        1,846
     6.625% 6/01/19..................................        2,320        2,579
                                                                        -------
                                                                          7,528
MASSACHUSETTS (7.7%)
Massachusetts Bay Transportation Authority Refunding
   7.000% 3/01/14 Series 1994 A......................        3,150        3,722
   6.200% 3/01/16 Series 1992 B......................        9,825       10,815
   7.000% 3/01/19 Series 1994 A......................        2,500        2,993
Massachusetts College Building Authority Project Refunding
   Series A
   7.500% 5/01/11....................................        1,500        1,839
   7.500% 5/01/14....................................        3,500        4,332
Massachusetts Health & Educational Facilities Authority
   Revenue 6.250% 7/01/12 (Massachusetts General
     Hospital Project)(AMBAC Insured)................        5,750        6,379
   6.250% 12/01/22 (Dana Farber Cancer Institute)....        6,500        6,738
   6.750% 7/01/24 (Brigham & Women's Hospital)
   (MBIA Insured)....................................        7,365        7,942
                                                                        -------
                                                                         44,760
MICHIGAN (0.6%)
Michigan Hospital Finance Authority Providence Hospital Revenue
   Refunding (Daughters of Charity Health Systems Inc.)
   7.000% 11/01/21...................................        3,000        3,242

MINNESOTA (1.7%)
*Minneapolis St. Paul Housing Finance Board Single Family
   Mortgage Revenue (collateralized by Government National
   Mortgage Association Securities)
     7.250% 8/01/21..................................        2,280        2,414
     7.300% 8/01/31..................................        3,400        3,590
*Minnesota Housing Finance Agency Single Family Mortgage
   Series A 7.450% 7/01/22...........................        3,980        4,215
                                                                        -------
                                                                         10,219
MISSISSIPPI (0.4%)
Biloxi Mortgage Revenue Refunding Series 1987 (Biloxi Regional
   Medical Center)(Escrowed in U.S. Treasury Securities)
   19.000% 8/15/98...................................        2,000        2,307

MISSOURI (0.3%)
Little Blue Valley Sewer District Revenue Refunding (AMBAC
   Insured)(Escrowed in U.S. Treasury Securities)(pre-refunded to
   10/01/98) 9.000% 10/01/07.........................        1,000        1,060
Missouri Housing Community Development Single Family
   Mortgage Revenue 9.375% 4/01/16...................           70           76

Managed Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
MISSOURI (CONTINUED)
Springfield School District Refunding G.O. Series B
   (FGIC Insured) 9.500% 3/01/07.....................       $  600       $  811
                                                                       --------
                                                                          1,947
NEVADA (0.7%)
*Nevada Housing Division Single Family Mortgage (FHA/VA
   Insured) 7.750% 4/01/22...........................        4,040        4,243

NEW JERSEY (1.0%)
New Jersey G.O. Series D 6.000% 2/15/11..............        5,150        5,594

NEW MEXICO (0.2%)
Albuquerque I.D.R. (Motorola Inc.) 10.000% 6/01/13...        1,000        1,033

NEW YORK (9.7%)
Erie County Water Authority Water Revenue Refunding Series 1992
   (AMBAC Insured) Zero Coupon (Effective Yield
   7.300%) 12/01/17..................................          660          153
New York City G.O.
   5.750% 2/01/14 Series G...........................        3,145        3,118
   6.000% 2/15/25 Series D...........................       12,980       13,076
*New York City I.D.A. Special Facility Revenue
   Series 1994 (Terminal One Group, Associate L.P.
   Project) 6.000% 1/01/15...........................        8,340        8,423
New York State Dormitory Authority Revenue (Rochester
   Institute of Technology)(MBIA Insured)
   5.250% 7/01/22....................................        1,250        1,196
New York State Environmental Facilities Corporation
   P.C.R. Water Revolving Fund-New York City
   Municipal Water 5.750% 6/15/10....................       10,000       10,578
New York State Urban Development Corp. State Facilities
   Revenue Refunding 5.600% 04/01/15.................        2,600        2,579
Triborough Bridge & Tunnel Authority General Purpose Revenue
   6.625% 1/01/12 Series X...........................        8,715        9,900
   6.125% 1/01/21 Series Y...........................        6,890        7,484
                                                                       --------
                                                                         56,507
NORTH CAROLINA (2.0%)
North Carolina Eastern Municipal Power Agency Power Systems
   Revenue
     6.000% 1/01/06 Series B.........................        3,955        4,110
     6.500% 1/01/18 Series 1991 A (Escrowed in U.S.
       Treasury Securities)..........................        4,315        4,923
     6.500% 1/01/18 Series 1991 A....................        2,185        2,351
     8.000% 1/01/21 (Escrowed in U.S. Treasury Securities)
       (pre-refunded to 1/01/98).....................          240          250
                                                                       --------
                                                                         11,634
OHIO (1.4%)
Columbus G.O. Revenue Bonds Series 1 V.R.D.B. 4.100%.        1,000        1,000
Franklin County Hospital Revenue Refunding and Improvement
   (Riverside Hospital)(Escrowed in U.S. Treasury Securities)
   (pre-refunded to 5/15/00) 7.600% 5/15/20..........        3,900        4,311
*Ohio Housing Finance Agency Mortgage Revenue Residential
   Series A-1 (Collateralized by Government National Mortgage
   Association Securities) 6.050% 9/01/17............        3,000        3,054
                                                                       --------
                                                                          8,365

Managed Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
OKLAHOMA (0.3%)
*Tulsa County Home Finance Authority Mortgage Revenue
   Series 1991 B (collateralized by Government National Mortgage
   Association Securities) 7.550% 5/01/23............      $ 1,825      $ 1,928

PENNSYLVANIA (3.4%)
Allegheny County Sanitation Authority Sewer Revenue (FGIC
   Insured) Zero Coupon (Effective Yield 6.800%) 6/01/07     2,370        1,434
*Dauphin County I.D.A. Water Development Revenue (Dauphin
   Consolidated Water Supply General Waterworks Corp.)
   6.900% 6/01/24....................................        2,400        2,809
Montgomery County I.D.A. Retirement Community Revenue
   Series B (Adult Communities Total Services)
   5.750% 11/15/17...................................        3,500        3,470
Pennsylvania G.O. 6.250% 7/01/12.....................       11,200       12,351
                                                                       --------
                                                                         20,064
RHODE ISLAND (1.0%)
*Rhode Island Housing & Mortgage Finance Corporation
   7.550% 10/01/22...................................        5,650        6,000

SOUTH CAROLINA (2.7%)
Berkeley County Exempt Facility Industrial Revenue (Amoco
   Chemical Co. Project) V.R.D.B. 4.300%.............        1,800        1,800
*Calhoun County Solid Waste Disposal Facilities Revenue
   (Eastman Kodak Co.)(Escrowed in U.S. Treasury Securities)
   6.750% 5/01/17....................................        3,000        3,437
*Richland County Solid Waste Disposal Facilities Revenue Series
   1991 B (Union Camp Corp.) 7.125% 9/01/21..........        5,000        5,401
*South Carolina Housing Finance Agency Single Family Mortgage
   Revenue Series C 7.750% 7/01/22...................        4,775        5,005
                                                                       --------
                                                                         15,643
SOUTH DAKOTA (2.9%)
Heartland Consumers Power District Electric Revenue Refunding
   (FSA Insured) 6.000% 1/01/17......................        8,000        8,534
*South Dakota Student Loan Assistance Corp Student Loan Revenue
   Series B 7.450% 8/01/00...........................        7,990        8,277
                                                                       --------
                                                                         16,811
TENNESSEE (2.1%)
Metropolitan Government Nashville & Davidson County Health &
   Educational Facilities Board Revenue Series 1993
   (Richland Place Inc.)(LOC. Societe Generale)
   V.R.D.B. 4.200%...................................        2,100        2,100
*Tennessee Housing Development Agency (Homeownership Project)
   7.300% 7/01/11....................................       10,000       10,402
                                                                       --------
                                                                         12,502
TEXAS (5.8%)
*Brazos Higher Education Authority Student Loan Revenue
   Subordinate Series 1993 C-2 5.875% 6/01/04........        2,500        2,566
Brazos River Authority Pollution Control Revenue Series A
   (Texas Utilities Electric Co.)(L.O.C. Morgan
   Guaranty Trust) V.R.D.B. 4.250%...................          300          300
Houston Water & Sewer Systems Revenue Refunding
   (AMBAC Insured)
     Zero Coupon (Effective Yield 6.800%) 12/01/08...        4,000        2,212
     Zero Coupon (Effective Yield 6.8125%) 12/01/09..        4,000        2,075
     Zero Coupon (Effective Yield 6.850%) 12/01/10...        3,750        1,821

Managed Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
TEXAS (CONTINUED)
Texas G.O. Veteran's Welfare Fund (Escrowed in U.S.
   Treasury Securities) (pre-refunded to
   12/01/99) 8.300% 12/01/16.........................      $15,275      $16,674
Texas Municipal Power Agency Revenue Refunding (AMBAC
   Insured) Zero Coupon (Effective Yield 6.900%) 9/01/08     1,475          826
Texas T.R.A.N. Series 1996 Series 4.750% 8/29/97.....        6,200        6,208
*Travis County Housing Finance Agency Single Family Mortgage
   (collateralized by Government National Mortgage Association
   Securities)(FGIC Insured) 8.000% 9/01/10..........        1,120        1,183
                                                                       --------
                                                                         33,865
UTAH (0.7%)
Utah County Hospital Revenue (IHC Health Services, Inc.)
   (MBIA Insured) 5.250% 8/15/21.....................        4,000        3,760

VERMONT (0.2%)
*Vermont Housing Finance Agency Single Family Mortgage
   Revenue Series A 8.150% 5/01/25...................        1,095        1,129

VIRGINIA (0.5%)
Virginia Beach G.O. Refunding Series B 12.750% 7/15/01       2,000        2,600

WASHINGTON (5.8%)
*Port of Longview Industrial Development Corporation
   Solid Waste Disposal Revenue (Weyerhaeuser
   Company) 6.875% 10/01/08..........................        8,750        9,871
Washington G.O. Series B 6.000% 6/01/13..............        7,280        7,863
Washington Public Power Supply Systems Revenue Refunding
   Zero Coupon (Effective Yield 6.700%) 7/01/05 Series 1991 B
     (Nuclear Project #3) (FGIC Insured).............        5,000        3,344
   Zero Coupon (Effective Yield 6.950%) 7/01/08 Series B
     (Nuclear Project #3)............................        7,000        3,830
   6.300% 7/01/12 Series 1992 A (Nuclear Project #2).        3,500        3,760
   6.500% 7/01/18 Series 1991 C (Nuclear Project #3).        5,000        5,246
                                                                       --------
                                                                         33,914
WISCONSIN (1.5%)
Wisconsin G.O. Series G (Escrowed in U.S. Treasury Securities)
   (pre-refunded to 5/01/99) 6.750% 5/01/11..........        5,000        5,272
Wisconsin Housing E.D.A. Revenue 7.750% 9/01/10......        2,985        3,150
                                                                       --------
                                                                          8,422
-------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (99.6%)
   (Amortized cost $533,974).....................................       579,837
OTHER ASSETS, LESS LIABILITIES (0.4%).............................        2,529
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $582,366
                                                                       ========
-------------------------------------------------------------------------------

* These securities are subject to federal alternative minimum tax. At June
30, 1997, these securities represented 25.2 percent of net assets.
** This security is subject to contractual or legal restrictions on its resale. At June 30, 1997, the value of this security represented 0.2 percent of net assets (aggregate cost $1,450).

See accompanying notes to financial statements.

High-Yield Municipals Fund

Investments as of June 30, 1997
(Dollar Amounts In Thousands)
                                                         Principal        Market
MUNICIPAL SECURITIES (99.8%)                                Amount         Value
ARIZONA (0.9%)
Arizona Health Facilities Hospital System Revenue Refunding
   (Phoenix Memorial Hospital) 8.125% 6/01/12........      $ 2,500       $2,723

CALIFORNIA (4.0%)
Foothill/Eastern Transportation Corridor Agency Toll Road
   Revenue Sr. Lien Series 1995 A 6.500% 1/01/32.....        2,000        2,095
Long Beach Aquarium of the Pacific Revenue Series 1995 A
   6.125% 7/01/23....................................        5,000        4,999
Los Angeles County G.O. T.R.A.N. Series A 4.500% 6/30/98     2,000        2,012
M-S-R Public Power Agency Revenue Series H (San Juan Project)
   5.900% 7/01/20....................................        3,000        3,002
                                                                       --------
                                                                         12,108
COLORADO (7.2%)
Adams County Single Family Mortgage Revenue Series B
   (Escrowed in U.S. Treasury Securities)
     11.250% 9/01/11 (pre-refunded to 9/01/09).......          325          503
     11.250% 9/01/11 (pre-refunded to 9/01/10).......          360          562
     11.250% 9/01/11.................................          220          348
     11.250% 9/01/12.................................        1,440        2,309
Arapahoe County Capital Improvement Trust Fund Highway
   Revenue 7.000% 8/31/26............................        7,000        7,960
***Briargate Public Building Authority Landowner's Assessment
   Lien Revenue
     10.250% 12/15/00 Series 1985 A..................          416          354
     9.500% 12/15/07 Series 1986 A...................        1,146          974
Colorado Health Facilities Authority Revenue
   7.250% 4/01/11 (Birchwood Manor Apartments)
    (collateralized by Government National Mortgage
    Association Securities)..........................          680          713
   8.500% 2/15/21 Series B (PSL Health Systems)(Escrowed in
     U.S. Treasury Securities)(pre-refunded to 2/15/01)      3,250        3,739
*Denver City and County Airport Revenue Series D
   7.750% 11/15/21...................................        4,000        4,464
                                                                       --------
                                                                         21,926
DISTRICT OF COLUMBIA (2.3%)
District of Columbia G.O. Series A 6.000% 6/01/26....        7,000        6,944

FLORIDA (2.7%)
***Florida Housing Finance Agency Multi-Family Housing Revenue
   (Palm-Aire) 10.000% 1/01/20.......................        2,835        1,984
Leesburg Capital Improvement Hospital Revenue Series 1991 A
   (Leesburg Regional Medical Center)(Escrowed in U.S. Treasury
   Securities)(pre-refunded to 7/01/01) 7.375% 7/01/11         775          884
Orange County Health Facilities Authority First Mortgage Revenue
   (Orlando Lutheran Towers, Inc.) 8.625% 7/01/20....        5,000        5,390
*St. Lucie County Solid Waste Disposal Revenue (Florida Light and
   Power Company) V.R.D.B. 4.250%....................          200          200
                                                                       --------
                                                                          8,458

High-Yield Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
GEORGIA (4.2%)
*Cartersville Development Authority Water and Wastewater
   Facilities Revenue (Anheuser Busch)
   7.375% 5/01/09....................................      $ 5,000      $ 5,930
Municipal Electric Authority of Georgia Power Revenue
   6.600% 1/01/18....................................        6,065        6,815
                                                                       --------
                                                                         12,745
IDAHO (1.0%)
*Idaho Housing Agency Single Family Mortgage Revenue Series B
   (FHA Insured) 7.500% 7/01/24......................        2,860        2,996

ILLINOIS (2.2%)
Chicago Skyway Toll Bridge Revenue Series 1994 (Escrowed in
   U.S. Treasury Securities) (pre-refunded to 1/01/04)
   6.750% 1/01/17....................................        1,500        1,687
**Illinois Development Finance Authority (Catholic Charities
   Housing Development) 5.950% 1/01/09...............        1,400        1,387
Illinois Health Facilities Authority Revenue Refunding
   8.125% 7/01/06 Series 1991 (United Medical Center)
     (Escrowed in U.S. Treasury Securities)(pre-refunded
     to 07/01/03)....................................        2,415        2,703
   7.000% 2/15/22 Series 1992 (Edward Hospital Association)    685          727
Illinois Housing Development Authority Multi-Family Housing
   Series C 7.400% 7/01/23...........................          140          147
*Southwestern Illinois Development Authority Solid Waste Disposal
   Revenue Series 1991 (Shell Oil-Wood River Project)
   V.R.D.B. 4.250%...................................          100          100
                                                                       --------
                                                                          6,751
INDIANA (11.5%)
*Hammond Sewer & Solid Waste Disposal Revenue (American
   Maize Products Co.) 8.000% 12/01/24...............        4,000        4,571
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A
     6.250% 11/01/16.................................          950          994
     6.250% 11/01/16 (Escrowed in U.S. Treasury Securities)
       (pre-refunded to 11/01/02)....................        3,550        3,886
*Indianapolis Airport Authority Revenue Special Facilities
   7.100% 1/15/17 (Federal Express Corp.)............        5,000        5,480
   6.500% 11/15/31 (United Airlines).................        7,000        7,187
Indianapolis Local Public Improvement Bond Bank Series 1991 C
   (Escrowed in U.S. Treasury Securities)(pre-refunded to 1/01/02)
   6.700% 1/01/17....................................        8,900        9,811
New Castle Economic Development Revenue (Raintree Square Project)
   8.650% 4/01/17 Series 1988 A (FHA Insured)........        2,860        3,138
   ***Zero Coupon 3/01/18 Series 1988 B..............       30,655           77
                                                                       --------
                                                                         35,144
IOWA (1.0%)
Iowa Housing Finance Authority Single Family Housing Revenue
   Zero Coupon (Effective Yield 10.262%) 9/01/16.....       26,250        3,094

KANSAS (0.7%)
Wichita Revenue (CSJ Health System of Wichita Inc.)
   7.000% 11/15/18...................................        2,000        2,125

High-Yield Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
LOUISIANA (1.8%)
*De Soto Parish Environmental Impact Revenue
   (International Paper Co.) Series A
   7.700% 11/01/18...................................      $ 2,500      $ 2,863
Louisiana Public Facilities Authority Hospital
   Revenue (Women's Hospital Foundation)
   7.250% 10/01/22...................................        2,300        2,610
                                                                        -------
                                                                          5,473
MASSACHUSETTS (3.0%)
Massachusetts Bay Transportation Authority Refunding Series B
   6.200% 3/01/16....................................        5,825        6,412
Massachusetts Health & Educational Facilities Authority Revenue
   (Dana Farber Cancer Institution) 6.250% 12/01/22..        2,000        2,073
*Massachusetts Housing Finance Agency Series A
   9.000% 12/01/18...................................          850          872
                                                                        -------
                                                                          9,357
MISSISSIPPI (3.8%)
Adams County Hospital Revenue (Jefferson Davis Memorial Hospital)
   (Escrowed in U.S. Treasury Securities)(pre-refunded to 10/01/01)
   7.900% 10/01/08...................................          750          863
Claiborne County P.C.R. (Systems Energy)
   9.500% 12/01/13 Series A..........................          750          813
   9.875% 12/01/14 Series C..........................        1,000        1,089
   7.300% 5/01/25....................................        2,000        2,112
Lowndes County Solid Waste Disposal & P.C.R. Refunding
   (Weyerhaeuser Company) 6.800% 4/01/22.............        5,995        6,926
                                                                        -------
                                                                         11,803
MISSOURI (1.7%)
Missouri Health & Educational Facilities Authority Revenue
   (Lutheran Senior Services) 5.750% 2/01/17.........        2,000        1,963
*St. Louis I.D.A. Revenue Refunding (Kiel Center Multipurpose Arena)
   7.875% 12/01/24...................................        3,000        3,227
                                                                        -------
                                                                          5,190
MONTANA (0.3%)
Montana Board of Housing Single Family Mortgage Revenue
   (FHA/VA Insured)
     7.300% 10/01/17 Series B-1......................          445          469
     *7.500% 4/01/23 Series B-2......................          495          521
                                                                        -------
                                                                            990
NEBRASKA (1.4%)
*Nebraska Higher Education Loan Program Junior Subordinated
   Series A-6 6.450% 6/01/18.........................        4,000        4,140

NEVADA (0.8%)
Humboldt County P.C.R. (Idaho Power Company)
   8.300% 12/01/14...................................        2,000        2,357

NEW JERSEY (2.5%)
New Jersey Economic Development Authority Revenue
   (Winchester Gardens) 8.625% 11/01/25..............        5,000        5,228
New Jersey Health Care Facilities Financing Authority Revenue
   Refunding (Raritan Bay Medical Center) 7.250% 7/01/27     2,200        2,316
                                                                        -------
                                                                          7,544

High-Yield Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
NEW MEXICO (2.3%)
Farmington P.C.R. Series A (San Juan Project)
   6.300% 12/01/16 1996 (Public Service Company of
   New Mexico).......................................      $ 5,000      $ 5,093
   6.950% 10/01/20 1997 (Tucson Electric Power Company)      2,000        2,082
                                                                       --------
                                                                          7,175
NEW YORK (4.2%)
Erie County Water Authority Revenue Refunding (AMBAC Insured)
   Zero Coupon (Effective Yield 7.300%) 12/01/17.....          660          153
New York City G.O.
   7.250% 8/15/07 Series 1996 B......................        1,000        1,146
   5.750% 2/01/14 Series 1996 F......................        5,720        5,670
*New York City I.D.A. Special Facility Revenue Series 1994
   (Terminal One Group Association L.P. Project)
   6.000% 1/01/15....................................        3,465        3,500
Triborough Bridge & Tunnel Authority General Purpose Revenue
   Series E 7.250% 1/01/10...........................        2,000        2,295
                                                                       --------
                                                                         12,764
NORTH CAROLINA (3.0%)
North Carolina Eastern Municipal Power Agency Power Systems
   Revenue
     6.500% 1/01/18 Series 1991A.....................        1,680        1,807
     6.500% 1/01/18 Series 1991 A (Escrowed in U.S. Treasury
       Securities)...................................        3,320        3,788
     6.000% 1/01/26 Series B.........................        3,500        3,544
                                                                       --------
                                                                          9,139
OHIO (2.1%)
*Greater Allen County Housing Development Corp.
   Revenue First Lien (Steiner-McBride Apartments
   Project) 10.250% 9/01/03..........................        1,385        1,387
*Ohio Water Development Facilities Authority P.C.R.
   (Cleveland Electric Illuminating Company)
   Mandatory Put 11/01/97 9.750%.....................        5,060        5,124
                                                                       --------
                                                                          6,511
PENNSYLVANIA (12.8%)
Allentown Area Hospital Authority Revenue (Sacred
   Heart Hospital of Allentown) 7.500% 7/01/06.......        3,460        3,735
Beaver County I.D.A. P.C.R. Revenue Refunding
   (Toledo Edison Company) 7.625% 5/01/20............        4,900        5,366
*Dauphin County I.D.A. Revenue Series A (Dauphin Consolidated
   Water Supply General Waterworks Corp.) 6.900% 6/01/24     2,700        3,160
Delaware County Hospital Authority Revenue Series A (Mercy
   Catholic Medical Center)(Escrowed in U.S. Treasury
   Securities)(pre-refunded to 11/01/97)
   7.375% 11/01/12...................................        1,100        1,134
Montgomery County Higher Education & Health Authority
   Hospital Revenue (Jeanes Health Systems)(Escrowed
   in U.S. Treasury Securities)(pre-refunded to
   7/01/00) 8.750% 7/01/20...........................        3,200        3,637
Montgomery County I.D.A. Retirement Community Revenue
   Refunding Series A (Adult Communities Total Services)
   5.875% 11/15/22...................................        1,250        1,241
*Pennsylvania Economic Development Financing Authority
   Recycling Revenue Series 1995 A (Ponderosa Fibres Project)
   9.250% 1/01/22....................................        6,000        4,500
*Pennsylvania Economic Development Financing Authority
   Resource Recovery Revenue Refunding (Northhampton)
     6.750% 1/01/07 Series 1995 B....................        3,000        3,095
     6.500% 1/01/13 Series A.........................        2,000        1,999

High-Yield Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
PENNSYLVANIA (CONTINUED)
Philadelphia Hospitals & Higher Education Facilities
   Authority Revenue (Temple University Hospital)
   5.875% 11/15/23...................................      $ 4,000      $ 3,945
Philadelphia Municipal Lease Revenue Refunding Series 1993 D
   6.250% 7/15/13....................................        2,500        2,552
Philadelphia Water & Sewer Revenue Tenth Series
   (Escrowed in U.S. Treasury Securities)
   7.350% 9/01/04....................................        4,125        4,678
Schuylkill County I.D.A.(Westwood Energy Properties
   L.P. L.O.C. Fuji Bank Ltd.) V.R.D.B. 4.250%.......          200          200
                                                                       --------
                                                                         39,242
PUERTO RICO (1.9%)
Puerto Rico Highway & Transportation Authority Highway
   Revenue Refunding
     6.625% 7/01/12 Series V.........................        2,000        2,152
     6.625% 7/01/18 Series T (Escrowed in U.S.
   Treasury Securities)(pre-refunded to 7/01/02).....        3,200        3,553
                                                                       --------
                                                                          5,705
SOUTH DAKOTA (0.9%)
*South Dakota Student Loan Assistance Corp. Student
   Loan Revenue Series B 7.450% 8/01/00..............        2,700        2,797

TENNESSEE (0.7%)
Knox County Health, Educational and Housing Facilities
   Revenue (Baptist Health Systems of East Tennessee)
   (Escrowed in U.S. Treasury Securities)(pre-refunded
   to 4/15/99) 8.600% 4/15/16........................        2,005        2,195

TEXAS (8.6%)
*Alliance Airport Authority Special Facilities
   Revenue Series 1991 (American Airlines)
   7.000% 12/01/11...................................        4,000        4,505
*Bexar County Housing Financing Corp. Revenue Series B
   (collateralized by Government National Mortgage Association
   Securities) 9.250% 4/01/16........................          365          377
Harris County Housing Finance Corp. Single Family Housing
   Revenue Series 1983 9.625% 3/15/03................          240          240
*Houston Airport System Special Facilities Revenue
   Series 1997 B (Continental Airlines)
     6.125% 7/15/17..................................        3,000        2,991
     6.125% 7/15/27..................................        2,000        1,980
Montgomery County Health Facilities Development
   Corp. Hospital Mortgage Revenue Refunding
   (Woodlands Medical Center)(Escrowed in U.S.
   Treasury Securities)(pre-refunded to 8/15/99)
   8.850% 8/15/14....................................        2,460         2,704
North Central Health Facilities Development
   Corporation Hospital Revenue (Tri-City Health
   Center) 9.500% 5/01/21............................        7,430        5,574
*Port Bay City Authority Revenue (Hoechst Celanese Corp.)
   6.500% 5/01/26....................................        3,000        3,200
*Port Corpus Christi Industrial Development Corporation
   Sewer and Solid Waste (Citgo Petroleum Corporation
   Project L.O.C. Banque National de Paris)
   V.R.D.B. 4.300%...................................          300          300
Southwest Higher Education Authority (Southern
   Methodist University L.O.C. Morgan Guaranty
   Trust) V.R.D.B. 4.100%............................          300          300
*Texas Housing Agency Residential Mortgage Revenue
   Series D 8.400% 1/01/21...........................          290          302
Texas T.R.A.N. Series 1996 4.750% 8/29/97............        4,000        4,005
                                                                       --------
                                                                         26,478

High-Yield Municipals Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
UTAH (0.4%)
*Utah Housing Finance Agency Single Family Mortgage
   7.750% 1/01/23 Series B-2 (FHA Insured)...........       $  445       $  470
   7.550% 7/01/23 Series C-3 (FHA/VA Insured)........          705          744
                                                                       --------
                                                                          1,214
VIRGINIA (2.3%)
*Pittsylvania County I.D.A. Revenue Series A
   (Multitrade of Pittsylvania County L.P.)
     7.450% 1/01/09..................................        3,500        3,696
     7.550% 1/01/19..................................        3,100        3,273
                                                                       --------
                                                                          6,969
WASHINGTON (6.0%)
Quincy Water and Sewer Revenue Series I (Escrowed in U.S.
   Treasury Securities)(pre-refunded to 11/01/00)
   9.250% 11/01/10...................................        2,565        2,898
Washington G.O. Series B 6.400% 6/01/17..............        5,000        5,605
Washington Health Care Facilities Authority Revenue
   (Sacred Heart Medical Center, Spokane)
    6.875% 2/15/12...................................        1,500        1,619
*Washington Housing Finance Commission Single Family Mortgage
   Revenue Series C (collateralized by Government and Federal
   National Mortgage Association Securities)
     Zero Coupon (Effective Yield 7.750%) 1/01/22....        1,700          280
     Zero Coupon (Effective Yield 7.750%) 7/01/22....        1,880          298
     Zero Coupon (Effective Yield 7.750%) 1/01/23....        1,880          288
     Zero Coupon (Effective Yield 7.750%) 7/01/23....        1,885          278
     Zero Coupon (Effective Yield 7.750%) 1/01/24....        1,895          269
     Zero Coupon (Effective Yield 7.750%) 7/01/24....        1,885          258
Washington Public Power Supply Systems Revenue
   (Nuclear Project #2)
   Zero Coupon (Effective Yield 6.888%) 7/01/07......        6,945        4,053
   6.300% 7/01/12 Series 1992 A......................        2,500        2,686
                                                                       --------
                                                                         18,532
WISCONSIN (1.0%)
*Wisconsin Housing and Economic Development
   Authority Revenue 7.850% 3/01/24..................        2,950        3,101

WYOMING (0.6%)
Wyoming Community Development Authority Single Family
   Mortgage Revenue Series A (FHA Insured)
   7.375% 6/01/17....................................        1,730        1,824
-------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (99.8%)
   (Amortized cost $291,318)......................................      305,514
OTHER ASSETS, LESS LIABILITIES (0.2%).............................          556
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $306,070
                                                                       ========
-------------------------------------------------------------------------------

* These securities are subject to the federal alternative minimum tax. At June 30, 1997, these securities represented 30.9 percent of net assets.
** This security is subject to contractual or legal restrictions on its resale. At June 30, 1997, the value of this security represented 0.5 percent of net assets aggregate cost $1,400.
*** Non-income producing securities.

See accompanying notes to financial statements.

Balance Sheets

June 30, 1997
(All amounts in thousands, except per-share data)
                                                         Municipal
                                                             Money Intermediate     Managed   High-Yield
                                                            Market   Municipals  Municipals   Municipals
                                                              Fund         Fund        Fund         Fund
Assets
Investments, at market value .........................   $    --      $ 193,788   $ 579,837    $ 305,514
Investment in SR&F Municipal Money
         Market Portfolio, at value ..................     119,150         --          --           --
Receivable for investments sold ......................        --            200         255          621
Receivable for fund shares sold ......................         300           72         158          417
Accrued interest receivable ..........................        --          3,294      10,921        6,086
Cash and other assets ................................          96          192         649          645
                                                         ---------    ---------   ---------    ---------
         Total Assets ................................   $ 119,546    $ 197,546   $ 591,820    $ 313,283
                                                         =========    =========   =========    =========
Liabilities
Payable for investments purchased ....................   $    --      $   1,006   $   8,020    $   5,976
Payable for fund shares redeemed .....................         944           87        --            327
Dividends payable ....................................         111          263         839          494
Payable to investment adviser and transfer agent .....          35          107         302          182
Other liabilities ....................................          32           77         293          234
                                                         ---------    ---------   ---------    ---------
         Total Liabilities ...........................       1,122        1,540       9,454        7,213
                                                         ---------    ---------   ---------    ---------
Capital
Paid-in capital ......................................     118,432      186,019     539,499      301,155
Net unrealized appreciation of investments ...........        --          9,653      45,863       14,196
Accumulated net realized gains (losses) on investments          (8)         334      (2,996)      (9,281)
                                                         ---------    ---------   ---------    ---------
         Total Capital (Net Assets) ..................     118,424      196,006     582,366      306,070
                                                         ---------    ---------   ---------    ---------
         Total Liabilities and Capital ...............   $ 119,546    $ 197,546   $ 591,820    $ 313,283
                                                         =========    =========   =========    =========
Shares Outstanding (Unlimited Number Authorized) .....     118,359       17,220      63,916       26,222
                                                         =========    =========   =========    =========
Net Asset Value (Capital) Per Share ..................   $    1.00    $   11.38   $    9.11    $   11.67
                                                         =========    =========   =========    =========
See accompanying notes to financial statements.

Statements of Operations
For the Year Ended
June 30, 1997
(All amounts in thousands)
                                                         Municipal
                                                             Money    Intermediate         Managed     High-Yield
                                                            Market      Municipals      Municipals     Municipals
                                                              Fund            Fund            Fund           Fund
Investment Income
Tax-exempt interest .....................................     --          $ 11,091        $ 36,314       $ 20,548
Tax-exempt interest income allocated from
         SR&F Municipal Money Market Portfolio .......... $  4,426            --              --             --
                                                          --------        --------        --------       --------
         Total Investment Income ........................    4,426          11,091          36,314         20,548
                                                          --------        --------        --------       --------
Expenses
Management fees .........................................     --               876           2,482          1,255
Expenses allocated from
         SR&F Municipal Money Market Portfolio ..........      388            --              --             --
Administrative fees .....................................      300             274             674            369
Transfer agent fees .....................................      180             280             842            413
Printing and postage ....................................       45              38              83             59
SEC and state registration fees .........................       25              24              25             26
Legal and audit fees ....................................       16              22              22             63
Accounting fees .........................................       27              29              39             31
Trustees' fees ..........................................       17              24              39             32
Other ...................................................       38              74             188              8
                                                          --------        --------        --------       --------
                                                             1,036           1,641           4,394          2,256
Reimbursement of expenses by investment adviser .........     (195)           (240)           --             --
                                                          --------        --------        --------       --------
         Total Net Expenses .............................      841           1,401           4,394          2,256
                                                          --------        --------        --------       --------
         Net Investment Income ..........................    3,585           9,690          31,920         18,292
                                                          --------        --------        --------       --------
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments ..............       (2)            913           1,088         (4,451)
Net change in unrealized appreciation or
         depreciation of investments ....................     --             3,038          16,133         11,315
                                                          --------        --------        --------       --------
         Net Gains (Losses) on Investments ..............       (2)          3,951          17,221          6,864
                                                          --------        --------        --------       --------
Net Increase in Net Assets Resulting from Operations .... $  3,583        $ 13,641        $ 49,141       $ 25,156
                                                          ========        ========        ========       ========

See accompanying notes to financial statements.

Statements of Changes in Net Assets

For The Years Ended June 30, 1996, and 1997
(All amounts in thousands)
                                                                        Municipal Money                      Intermediate
                                                                           Market Fund                     Municipals Fund
                                                                         1996             1997             1996             1997
Operations
Net investment income ..........................................    $   4,147        $   3,585        $  10,327        $   9,690
Net realized gains (losses) on investments .....................           (5)              (2)           1,659              913
Net change in unrealized appreciation or depreciation
         of investments ........................................         --               --               (459)           3,038
                                                                    ---------        ---------        ---------        ---------
         Net Increase in Net Assets Resulting
            from Operations ....................................        4,142            3,583           11,527           13,641
                                                                    ---------        ---------        ---------        ---------
Distributions To Shareholders
Dividends from net investment income ...........................       (4,147)          (3,585)         (10,327)          (9,690)
Dividends from net capital gains ...............................         --               --               --             (1,149)
                                                                    ---------        ---------        ---------        ---------
         Total Distributions to Shareholders ...................       (4,147)          (3,585)         (10,327)         (10,839)
                                                                    ---------        ---------        ---------        ---------
Share Transactions
Subscriptions to fund shares ...................................      178,387          188,521           37,532           30,850
Investment income dividends reinvested .........................        3,663            2,798            6,377            5,237
Capital gains distributions reinvested .........................         --               --               --                768
Redemptions of fund shares .....................................     (208,317)        (193,325)         (52,872)         (48,377)
                                                                    ---------        ---------        ---------        ---------
         Net Decrease from Share Transactions ..................      (26,267)          (2,006)          (8,963)         (11,522)
                                                                    ---------        ---------        ---------        ---------
         Net Decrease in Net Assets ............................      (26,272)          (2,008)          (7,763)          (8,720)
Total Net Assets
Beginning of Period ............................................      146,704          120,432          212,489          204,726
                                                                    ---------        ---------        ---------        ---------
End of Period ..................................................    $ 120,432        $ 118,424        $ 204,726        $ 196,006
                                                                    =========        =========        =========        =========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares ...................................      178,387          188,521            3,308            2,725
Investment income dividends reinvested .........................        3,663            2,798              562              463
Capital gains distributions reinvested .........................         --               --               --                 67
                                                                    ---------        ---------        ---------        ---------
                                                                      182,050          191,319            3,870            3,255
Redemptions of fund shares .....................................     (208,317)        (193,325)          (4,662)          (4,278)
                                                                    ---------        ---------        ---------        ---------

Net decrease in fund shares ....................................      (26,267)          (2,006)            (792)          (1,023)
Shares outstanding at beginning of period ......................      146,632          120,365           19,035           18,243
                                                                    ---------        ---------        ---------        ---------

Shares outstanding at end of period ............................      120,365          118,359           18,243           17,220
                                                                    =========        =========        =========        =========


See accompanying notes to financial statements.

Statements of Changes in Net Assets

For The Years Ended June 30, 1996, and 1997
(All amounts in thousands)
                                                                               Managed                           High-Yield
                                                                           Municipals Fund                   Municipals Fund
                                                                         1996             1997             1996             1997
Operations
Net investment income ..........................................    $  33,699        $  31,920        $  16,389        $  18,292
Net realized gains (losses) on investments .....................        3,828            1,088              180           (4,451)
Net change in unrealized appreciation or depreciation
         of investments ........................................          864           16,133            2,229           11,315
                                                                    ---------        ---------        ---------        ---------
         Net Increase in Net Assets Resulting
            from Operations ....................................       38,391           49,141           18,798           25,156
                                                                    ---------        ---------        ---------        ---------
Distributions To Shareholders
Dividends from net investment income ...........................      (33,699)         (31,920)         (16,389)         (18,292)
                                                                    ---------        ---------        ---------        ---------
Share Transactions
Subscriptions to fund shares ...................................       43,018           42,898           48,888           58,262
Investment income dividends reinvested .........................       18,841           16,555            9,372            8,959
Redemptions of fund shares .....................................      (89,922)        (100,667)         (58,868)         (50,971)
                                                                    ---------        ---------        ---------        ---------
         Net Increase (Decrease) from
            Share Transactions .................................      (28,063)         (41,214)            (608)          16,250
                                                                    ---------        ---------        ---------        ---------
         Net Increase (Decrease) in Net Assets .................      (23,371)         (23,993)           1,801           23,114
Total Net Assets
Beginning of Period ............................................      629,730          606,359          281,155          282,956
                                                                    ---------        ---------        ---------        ---------
End of Period ..................................................    $ 606,359        $ 582,366        $ 282,956        $ 306,070
                                                                    =========        =========        =========        =========
Analyses of Changes in Shares of
         Beneficial Interest
Subscriptions to fund shares ...................................        4,798            4,770            4,256            5,050
Investment income dividends reinvested .........................        2,106            1,838              814              776
                                                                    ---------        ---------        ---------        ---------
                                                                        6,904            6,608            5,070            5,826
Redemptions of fund shares .....................................      (10,050)         (11,199)          (5,111)          (4,418)
                                                                    ---------        ---------        ---------        ---------
Net Increase (Decrease) in fund shares .........................       (3,146)          (4,591)             (41)           1,408
Shares outstanding at beginning of period ......................       71,653           68,507           24,855           24,814
                                                                    ---------        ---------        ---------        ---------

Shares outstanding at end of period ............................       68,507           63,916           24,814           26,222
                                                                    =========        =========        =========        =========

See accompanying notes to financial statements.

SR&F Municipal Money Market Portfolio
Balance Sheet
June 30, 1997
(All Amounts In Thousands)
ASSETS
Investments, at market value ..................................  $144,151
Receivable for investments sold ...............................     3,009
Accrued interest receivable ...................................     1,068
Cash ..........................................................        22
                                                                 --------
   Total Assets ...............................................   148,250
                                                                 --------
LIABILITIES
Payable for investments purchased .............................     9,274
Payable to investment adviser .................................        31
Other liabilities .............................................        17
                                                                 --------
   Total Liabilities ..........................................     9,322
                                                                 --------
Net Assets applicable to investors' beneficial interests ......  $138,928
                                                                 ========

Statement of Operations
For The Year Ended June 30, 1997
(All Amounts In Thousands)
INVESTMENT INCOME
Tax-exempt interest income ....................................  $5,182
                                                                 ------

EXPENSES
Management fees ...............................................     352
Accounting fees ...............................................      27
Trustees' fees ................................................      16
Audit and legal fees ..........................................      14
Custodian fees ................................................      13
Other .........................................................      32
                                                                 ------
   Total Expenses .............................................     454
                                                                 ------
Net Investment Income .........................................  $4,728
                                                                 ======
See accompanying notes to financial statements.

SR&F Municipal Money Market Portfolio
Statement of Changes in Net Assets
(All Amounts In Thousands)
                                                          PERIOD           YEAR
                                                           ENDED          ENDED
                                                        JUNE 30,       JUNE 30,
                                                         1996 (A)          1997
OPERATIONS
Net investment income ..............................    $   4,054     $   4,728
                                                        ---------     ---------
Transactions in Investors' Beneficial Interests
Contributions ......................................      241,616       118,114
Withdrawals ........................................     (102,742)     (126,842)
                                                        ---------     ---------
   Net Increase (Decrease) from transactions in
     investors' beneficial interests ...............      138,874        (8,728)
                                                        ---------     ---------
   Net Increase (Decrease) in Net Assets ...........      142,928        (4,000)
TOTAL NET ASSETS
Beginning of Period ................................         --         142,928
                                                                      ---------
End of Period ......................................    $ 142,928     $ 138,928
                                                        =========     =========

(a) The portfolio commenced operations September 28, 1995.

See accompanying notes to financial statements.

Notes to Financial Statements

Note 1. Organization of the SR&F Municipal Money Market Portfolio

The SR&F Municipal Money Market Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At June 30, 1997, Stein Roe Municipal Money Market Fund and Colonial Municipal Money Market Fund owned
85.8 percent and 14.2 percent, respectively.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund (the "Funds"), each a series of the Stein Roe Municipal Trust (a Massachusetts business trust), and the Portfolio. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations
All securities are valued as of June 30, 1997. Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of bid valuations provided by a pricing service, except for the Portfolio. Municipal securities of the Portfolio are valued at amortized cost, which approxi mates market value. This method involves valuing an instrument at cost on the purchase date and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument and does not take into account unrealized securities gains or losses. In the event that a deviation of .50 of 1 percent or more exists between Stein Roe Municipal Money Market Fund's $1.00 per share net asset value, calculated at amor tized cost, and the net asset value calculated by reference to market quotations, its Board of Trustees would consider what action, if any, should be taken. Other securities and assets are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts
The Funds may enter into futures contracts to either hedge against expected declines of their portfolio securities or as a temporary substi tute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time a fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.
   Upon entering into a futures contract, a fund deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by a fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. A fund recognizes a realized gain or loss when the contract is closed or expires. None of the Funds entered into futures contracts during the year ended June 30, 1997.

Federal Income Taxes

No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distribu tions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership. All dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.
   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At June 30, 1997, the Funds had capital loss carryforwards as follows:

                            YEAR OF
FUND              AMOUNT    EXPIRATION
Managed
  Municipals      $1,660    2003-2004
High-Yield
  Municipals      $4,053    2003-2004

Distributions to Fund Shareholders
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistri butions are classified as distributions in excess of net investment income or net realized gains, and any perma nent differences are reclassified to paid-in capital. None of the Funds had distri butions in excess of net investment income or net realized gains for the year ended June 30, 1997.

Other Information
Realized gains or losses from sales of securities are determined on the specific identified cost basis. Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. These securities are subject to market fluctuation during this period. None of the Funds had when-issued or delayed delivery purchase commitments as of June 30, 1997. Municipal Money Market Fund attempts to maintain its net asset value per share at $1.00, which it believes will be possible under most conditions. Original issue discounts and premiums on municipal securities of Intermediate Municipals Fund, Managed Municipals Fund and High-Yield Municipals Fund are accreted or amortized. A maturity date is not shown for municipal securities bearing variable or floating interest rates that are adjusted periodically to minimize fluctuations in the value of such securities. All amounts, except per-share amounts, are shown in thousands.


Note 3. Portfolio Composition

The Funds and the Portfolio invest in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (which are bonds that have been refinanced, the proceeds of which have been invested in U.S. government or agency obligations and set aside to pay off the original issue at the first call date or maturity). See Fund Highlights for each Fund's and the Portfolio's security type breakdowns. The Funds' and the Portfolio's investments include certain municipal securities that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 1997, invest ments in these securities for Intermediate Municipals Fund, High-Yield Municipals Fund and Managed Municipals Fund repre sented 50.8 percent, 3.4 percent and 23.8 percent of holdings, respectively. SR&F Municipal Money Market Portfolio's investments include certain short-term securities that are backed by letters of credit used to provide liquidity to the issuer and/or additional security in the event of default by the issuer. At June 30, 1997, 53.6 percent of the Portfolio was backed by bank letters of credit. See each Fund's or the Portfolio's schedule of investments for addi tional information on portfolio composition and Fund Highlights for each Fund's portfolio quality (unaudited). Stein Roe Municipal Money Market Fund invests all of its investable assets in the Portfolio.


Note 4. Trustees' Fees and Transactions with Affiliates

The Funds and the Portfolio pay monthly management fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for SR&F Municipal Money Market Portfolio is computed at an annual rate of .25 of 1 percent of average daily net assets, and the administrative fee for the Fund is computed at an annual rate of .25 of 1 percent of average daily net assets up to $500 million,
 .20 of 1 percent of average daily net assets for the next $500 million and .15 of 1 percent thereafter. The management fee for Intermediate Municipals Fund and High-Yield Municipals Fund is .45 of 1 percent of the first $100 million of average daily net assets, .425 of 1 percent of the next $100 million and .40 of 1 percent thereafter. The management fee for Managed Municipals Fund is .45 of 1 percent of the first $100 million of average daily net assets, .425 of 1 percent of the next $100 million, .40 of 1 percent of the next $800 million and .375 of 1 percent thereafter.
   The Funds pay monthly adminis tra tive fees to the Adviser. Intermediate Municipals Fund and High-Yield Municipals Fund administrative fee is .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next $100 million and .10 of 1 percent thereafter. The administrative fee for Managed Municipals Fund is .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next $100 million, .10 of 1 percent of the next $800 million and .075 of 1 percent thereafter.

   The administrative agreements of Municipal Money Market Fund Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund provide that the Adviser will reimburse each of the Funds to the extent that their annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Funds' shares are offered for sale. In addition, the Adviser has agreed to reimburse Municipal Money Market Fund and Intermediate Municipals Fund for expenses in excess of .70 of 1 percent of average daily net assets. These expense limitations expire October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice.
   The transfer agent fees of the Funds are paid to SteinRoe Services, Inc.
(SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Funds.
   The Adviser also provides fund accounting services.
   Certain officers and trustees of the Trusts are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser. No remunera tion was paid to any other trustee or officer of the Trusts.


Note 5. Short-Term Debt

To facilitate portfolio liquidity, the Funds and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings for any of the Funds or the Portfolio during the year ended June 30, 1997.

Note 6. Investment Transactions
The aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the year ended
June 30, 1997, were as follows:

FUND                                                     Purchases         Sales
                                                        ---------      ---------
Intermediate Municipals Fund...........................   $84,725       $ 94,054
Managed Municipals Fund................................    90,470        127,617
High-Yield Municipals Fund.............................    53,379         31,972

At June 30, 1997, the cost of investments for financial reporting purposes and for federal income tax purposes were equal. Unrealized appreciation and depreciation of investments on a tax basis were as follows:

                                                                                Net
                                                  Appreciation   Depreciation   Appreciation
Intermediate Municipals Fund...........           $ 9,653        $  --          $ 9,653
Managed Municipals Fund................            45,950            87          45,863
High-Yield Municipals Fund.............            20,746         6,550          14,196

Financial Highlights

Municipal Money Market Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                  Six
                                                                  Year          Months
                                                                 Ended           Ended
                                                              Dec. 31,         June 30,            Years Ended June 30,
                                                                  1987             1988               1989             1990
         Net Asset Value, Beginning of Period .........   $      1.000     $      1.000       $      1.000     $      1.000
                                                          ------------     ------------       ------------     ------------
         Net investment income ........................           .040             .021               .056             .054
         Distributions from net investment income .....          (.040)           (.021)             (.056)           (.054)
                                                          ------------     ------------       ------------     ------------
Net Asset Value, End of Period ........................   $      1.000     $      1.000       $      1.000     $      1.000
                                                          ============     ============       ============     ============
Ratio of net expenses to average net assets (a) .......          0.69%            0.67%*             0.67%            0.67%
Ratio of net investment income to average
  net assets (b) ......................................          4.08%            4.25%*             5.57%            5.40%
Total return (b) ......................................          4.11%            2.13%**            5.74%            5.52%
Net assets, end of period (000s) ......................   $    306,971     $    294,116       $    254,261     $    255,953

                                                                               Years Ended June 30,
                                                                  1991             1992               1993             1994
         Net Asset Value, Beginning of Period .........   $      1.000     $      1.000       $      1.000     $       1.000
                                                          ------------     ------------       ------------     ------------
         Net investment income ........................           .046             .032               .020             .019
         Distributions from net investment income .....          (.046)           (.032)             (.020)           (.019)
                                                          ------------     ------------       ------------     ------------
Net Asset Value, End of Period ........................   $      1.000     $      1.000       $      1.000     $      1.000
                                                          ============     ============       ============     ============
Ratio of net expenses to average net assets (a) .......          0.68%            0.70%              0.70%            0.70%
Ratio of net investment income to average
   net assets (b) .....................................          4.66%            3.19%              1.96%            1.88%
Total return (b) ......................................          4.74%            3.25%              1.97%            1.90%
Net assets, end of period (000s) ......................   $    237,403     $    199,037       $    195,887     $    165,820

                                                                           Years Ended June 30,
                                                               1995                   1996                   1997
         Net Asset Value, Beginning of Period .........$      1.000           $      1.000           $      1.000
                                                       ------------           ------------           ------------
         Net investment income ........................        .030                   .031                   .030
         Distributions from net investment income .....       (.030)                 (.031)                 (.030)
                                                       ------------           ------------           ------------
Net Asset Value, End of Period ........................$      1.000           $      1.000           $      1.000
                                                       ============           ============           ============
Ratio of net expenses to average net assets (a) .......       0.70%                  0.70%                  0.70%
Ratio of net investment income to average
   net assets (b) .....................................       2.96%                  3.09%                  2.98%
Total return (b) ......................................       3.02%                  3.13%                  3.04%
Net assets, end of period (000s) ......................$    146,704           $    120,432           $    118,424

* Annualized
** Not annualized
(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.78, 0.84 and 0.86 percent for the years ended June 30, 1995 through June 30, 1997, respectively. (b) Computed giving effect to the Adviser's expense limitation undertaking.

SR&F Municipal Money Market Portfolio
                                                              PERIOD           YEAR
                                                              ENDED            ENDED
                                                              JUNE 30,         JUNE 30,
                                                              1996 (A)         1997
Ratios to average net assets
Ratio of net investment income to average net assets          3.50%*           3.36%
Ratio of net expenses to average net assets....               0.30%*           0.32%

* Annualized
(a) The portfolio commenced operations on September 28, 1995.

Financial Highlights Continued

Intermediate Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                      Six
                                                                     Year          Months
                                                                    Ended           Ended
                                                                 Dec. 31,         June 30,             Years Ended June 30,
                                                                     1987             1988               1989              1990
Net Asset Value, Beginning of Period .....................     $    10.76       $    10.37         $    10.43       $    10.50
                                                               ----------       ----------         ----------       ----------
Income From Investment Operations
         Net investment income ...........................            .57              .29                .62              .63
         Net realized and unrealized gains (losses)
             on investments ..............................           (.38)             .06                .07              .07
                                                               ----------       ----------         ----------       ----------
           Total from investment operations ..............            .19              .35                .69              .70
Distributions
         Net investment income ...........................           (.57)            (.29)              (.62)            (.63)
         Net realized gains ..............................           (.01)         --                 --                  (.03)
         In excess of realized gains .....................           --               --                 --               --
                                                               ----------       ----------         ----------       ----------
           Total distributions ...........................           (.58)            (.29)              (.62)            (.66)
                                                               ----------       ----------         ----------       ----------
Net Asset Value, End of Period ...........................     $    10.37       $    10.43         $    10.50       $    10.54
                                                               ==========       ==========         ==========       ==========
Ratio of net expenses to average net assets (a) ..........          0.80%            0.80%*             0.80%            0.80%
Ratio of net investment income to
         average net assets (b) ..........................          5.47%            5.66%*             5.96%            5.96%
Portfolio turnover rate ..................................            49%              22%**              83%             141%
Total return (b) .........................................          1.93%            3.45%**            6.85%            6.85%
Net assets, end of period (000s) .........................     $   96,143       $   97,308         $   91,304       $   98,918

                                                                                       Years Ended June 30,
                                                                     1991              1992              1993              1994
Net Asset Value, Beginning of Period .......................  $     10.54       $     10.73       $     11.06       $     11.57
                                                              -----------       -----------       -----------       -----------
Income From Investment Operations
         Net investment income .............................          .62               .57               .54               .53
         Net realized and unrealized gains (losses)
             on investments ................................          .22               .50               .63              (.39)
                                                              -----------       -----------       -----------       -----------
           Total from investment operations ................          .84              1.07              1.17               .14
Distributions
         Net investment income .............................         (.62)             (.57)             (.54)             (.53)
         Net realized gains ................................         (.03)             (.17)             (.12)             (.17)
         In excess of realized gains .......................          --                --                --               (.01)
                                                              -----------       -----------       -----------       -----------
           Total distributions .............................         (.65)             (.74)             (.66)             (.71)
                                                              -----------       -----------       -----------       -----------
Net Asset Value, End of Period .............................  $     10.73       $     11.06       $     11.57       $     11.00
                                                              ===========       ===========       ===========       ===========
Ratio of net expenses to average net assets (a) ............        0.80%             0.79%             0.72%             0.71%
Ratio of net investment income to
         average net assets (b) ............................        5.79%             5.23%             4.79%             4.63%
Portfolio turnover rate ....................................          96%              109%               96%               55%
Total return (b) ...........................................        8.18%            10.31%            10.92%             1.16%
Net assets, end of period (000s) ...........................  $   118,651       $   165,401       $   245,441       $   238,053
                                                                              Years Ended June 30,
                                                                    1995                  1996                  1997
Net Asset Value, Beginning of Period ....................... $     11.00           $     11.16           $     11.22
                                                             -----------           -----------           -----------
Income From Investment Operations
         Net investment income .............................         .53                   .55                   .55
         Net realized and unrealized gains (losses)
             on investments ................................         .16                   .06                   .22
                                                             -----------           -----------           -----------
           Total from investment operations ................         .69                   .61                   .77
Distributions
         Net investment income .............................        (.53)                 (.55)                 (.55)
         Net realized gains ................................        --                    --                    (.06)
         In excess of realized gains .......................        --                    --                    --
                                                             -----------           -----------           -----------
           Total distributions .............................        (.53)                 (.55)                (0.61)
                                                             -----------           -----------           -----------
Net Asset Value, End of Period ............................. $     11.16           $     11.22           $     11.38
                                                             ===========           ===========           ===========
Ratio of net expenses to average net assets (a) ............       0.74%                 0.70%                 0.70%
Ratio of net investment income to
         average net assets (b) ............................       4.94%                 4.82%                 4.84%
Portfolio turnover rate ....................................         67%                   66%                   44%
Total return (b) ...........................................       6.59%                 5.47%                 7.07%
Net assets, end of period (000s) ........................... $   212,489           $   204,726           $   196,006

* Annualized
** Not annualized
(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser in connection with the expense limitation which expired October 31, 1993, this ratio would have been 0.83 percent for the year ended December 31, 1987, 0.87 percent for the six months ended June 30, 1988, 0.82, 0.81 and
0.81 percent for the years ended June 30, 1989, through June 30, 1991, and 0.76,
0.81 and 0.82 percent for the years ended June 30, 1995, through June 30, 1997.
(b) Computed giving effect to the Adviser's expense limitation undertaking.

Financial Highlights Continued

Managed Municipals Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                       Six
                                                                     Year           Months
                                                                    Ended            Ended
                                                                  Dec. 31,         June 30,            Years Ended June 30,
                                                                      1987             1988             1989          1990
Net Asset Value, Beginning of Period ........................  $      9.22      $      8.50        $      8.61      $      9.02
                                                               -----------      -----------        -----------      -----------
Income From Investment Operations
         Net investment income ..............................          .61              .30                .61              .59
         Net realized and unrealized gains (losses)
            on investments ..................................         (.59)             .11                .44             (.06)
                                                               -----------      -----------        -----------      -----------
           Total from investment operations .................          .02              .41               1.05              .53
Distributions
         Net investment income ..............................         (.61)            (.30)              (.61)            (.59)
         Net realized gains .................................         (.13)         --                    (.03)            (.25)
         In excess of realized gains ........................         --               --                 --               --
                                                               -----------      -----------        -----------      -----------
           Total distributions ..............................         (.74)            (.30)              (.64)            (.84)
                                                               -----------      -----------        -----------      -----------
Net Asset Value, End of Period ..............................  $      8.50   $         8.61     $         9.02   $         8.71
                                                               ===========      ===========        ===========      ===========
Ratio of net expenses to average net assets .................        0.65%            0.65%*             0.65%            0.66%
Ratio of net investment income to average net assets ........        6.99%            7.03%*             7.00%            6.66%
Portfolio turnover rate .....................................         113%              28%**             102%              95%
Total return ................................................        0.39%            4.90%**           12.69%            6.15%
Net assets, end of period (000s) ............................  $   458,170      $   467,595        $   514,898      $   584,081

                                                                                  Years Ended June 30,
                                                                   1991              1992              1993              1994
Net Asset Value, Beginning of Period ....................   $      8.71    $         8.85    $         9.11    $         9.38
                                                            -----------       -----------       -----------       -----------
Income From Investment Operations
         Net investment income ..........................           .56               .55               .52               .50
         Net realized and unrealized gains (losses)
            on investments ..............................           .19               .46               .42              (.51)
                                                            -----------       -----------       -----------       -----------
           Total from investment operations .............           .75              1.01               .94              (.01)
Distributions
         Net investment income ..........................          (.56)             (.55)             (.52)             (.50)
         Net realized gains .............................          (.05)             (.20)             (.15)             (.11)
         In excess of realized gains ....................          --                --                --                (.06)
                                                            -----------       -----------       -----------       -----------
           Total distributions ..........................          (.61)             (.75)             (.67)             (.67)
                                                            -----------       -----------       -----------       -----------
Net Asset Value, End of Period ..........................   $      8.85       $      9.11       $      9.38       $      8.70
                                                            ===========       ===========       ===========       ===========
Ratio of net expenses to average net assets .............         0.66%             0.64%             0.64%             0.65%
Ratio of net investment income to average net assets ....         6.39%             6.17%             5.65%             5.45%
Portfolio turnover rate .................................          203%               94%               63%               36%
Total return ............................................         8.92%            11.95%            10.79%            (0.29%)
Net assets, end of period (000s) ........................   $   655,930       $   725,472       $   776,694       $   687,252

                                                                            Years Ended June 30,
                                                                  1995                  1996                  1997
Net Asset Value, Beginning of Period ....................  $      8.70          $       8.79           $      8.85
                                                           -----------           -----------           -----------
Income From Investment Operations
         Net investment income ..........................          .51                   .48                   .48
         Net realized and unrealized gains (losses)
            on investments ..............................          .09                   .06                   .26
                                                           -----------           -----------           -----------
           Total from investment operations .............          .60                   .54                   .74
Distributions
         Net investment income ..........................         (.51)                 (.48)                 (.48)
         Net realized gains .............................         --                    --                    --
         In excess of realized gains ....................         --                    --                    --
                                                           -----------           -----------           -----------
           Total distributions ..........................         (.51)                 (.48)                 (.48)
                                                           -----------           -----------           -----------
Net Asset Value, End of Period ..........................  $      8.79           $      8.85           $      9.11
                                                           ===========           ===========           ===========
Ratio of net expenses to average net assets .............        0.65%                 0.72%                 0.73%
Ratio of net investment income to average net assets ....        5.85%                 5.41%                 5.31%
Portfolio turnover rate .................................          33%                   40%                   16%
Total return ............................................        7.12%                 6.24%                 8.56%
Net assets, end of period (000s) ........................  $   629,730           $   606,359           $   582,366

* Annualized
** Not annualized

Financial Highlights Continued

High-Yield Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                          Six
                                                                       Year            Months
                                                                      Ended             Ended
                                                                    Dec. 31,          June 30,             Years Ended June 30,
                                                                        1987              1988               1989             1990
Net Asset Value, Beginning of Period .........................    $     12.06      $     11.06        $     11.37      $     11.97
                                                                  -----------      -----------        -----------      -----------
Income From Investment Operations
         Net investment income ...............................            .87              .44                .88              .85
         Net realized and unrealized gains (losses)
            on investments ...................................           (.89)             .31                .63              .02
                                                                  -----------      -----------        -----------      -----------
           Total from investment operations ..................           (.02)             .75               1.51              .87
Distributions
         Net investment income ...............................           (.87)            (.44)              (.88)            (.85)
         Net realized gains ..................................           (.11)         --                    (.03)            (.21)
         In excess of realized gains .........................           --               --                 --               --
                                                                  -----------      -----------        -----------      -----------
           Total distributions ...............................           (.98)            (.44)              (.91)           (1.06)
                                                                  -----------      -----------        -----------      -----------
Net Asset Value, End of Period ...............................    $     11.06      $     11.37        $     11.97      $     11.78
                                                                  ===========      ===========        ===========      ===========
Ratio of net expenses to average net assets ..................          0.73%            0.76%*             0.73%            0.71%
Ratio of net investment income to average net assets .........          8.20%            7.87%*             7.54%            7.22%
Portfolio turnover rate ......................................           110%              53%**             208%             261%
Total return .................................................         (0.16%)           6.89%**           13.79%            7.59%
Net assets, end of period (000s) .............................    $   181,600      $   201,274        $   277,620      $   310,582

                                                                                       Years Ended June 30,
                                                                        1991              1992              1993              1994
Net Asset Value, Beginning of Period .......................     $     11.78       $     11.79       $     11.83       $     11.84
                                                                 -----------       -----------       -----------       -----------
Income From Investment Operations
         Net investment income .............................             .82               .80               .71               .67
         Net realized and unrealized gains (losses)
            on investments .................................             .17               .22               .18              (.54)
                                                                 -----------       -----------       -----------       -----------
           Total from investment operations ................             .99              1.02               .89               .13
Distributions
         Net investment income .............................            (.82)             (.80)             (.71)             (.67)
         Net realized gains ................................            (.16)             (.18)             (.17)             (.17)
         In excess of realized gains .......................            --                --                --                (.07)
                                                                 -----------       -----------       -----------       -----------
           Total distributions .............................            (.98)             (.98)             (.88)             (.91)
                                                                 -----------       -----------       -----------       -----------
Net Asset Value, End of Period .............................     $     11.79       $     11.83       $     11.84       $     11.06
                                                                 ===========       ===========       ===========       ===========
Ratio of net expenses to average net assets ................           0.71%             0.69%             0.73%             0.76%
Ratio of net investment income to average net assets .......           7.00%             6.75%             6.04%             5.76%
Portfolio turnover rate ....................................            195%               88%               75%               36%
Total return ...............................................           8.79%             9.01%             7.88%             0.95%
Net assets, end of period (000s) ...........................     $   373,948       $   410,613       $   359,103       $   308,181

                                                                                    Years Ended June 30,
                                                                      1995                  1996                  1997
Net Asset Value, Beginning of Period .......................   $     11.06           $     11.31           $     11.40
                                                               -----------           -----------           -----------
Income From Investment Operations
         Net investment income .............................           .66                   .67                   .72
         Net realized and unrealized gains (losses)
            on investments .................................           .25                   .09                   .27
                                                               -----------           -----------           -----------
           Total from investment operations ................           .91                   .76                   .99
Distributions
         Net investment income .............................          (.66)                 (.67)                 (.72)
         Net realized gains ................................          --                    --                    --
         In excess of realized gains .......................          --                    --                    --
                                                               -----------           -----------           -----------
           Total distributions .............................          (.66)                 (.67)                 (.72)
                                                               -----------           -----------           -----------
Net Asset Value, End of Period .............................   $     11.31           $     11.40           $     11.67
                                                               ===========           ===========           ===========
Ratio of net expenses to average net assets ................         0.86%                 0.85%                 0.77%
Ratio of net investment income to average net assets .......         5.98%                 5.86%                 6.20%
Portfolio turnover rate ....................................           23%                   34%                   11%
Total return ...............................................         8.54%                 6.83%                 8.91%
Net assets, end of period (000s) ...........................   $   281,155           $   282,956           $   306,070

* Annualized
** Not annualized

Report of Independent Auditors
To the Shareholders and Board of Trustees of the Stein Roe Municipal Trust and SR&F Base Trust

Stein Roe Municipal Money
  Market Fund
Stein Roe Intermediate
  Municipals Fund
Stein Roe Managed
  Municipals Fund
Stein Roe High-Yield
  Municipals Fund
SR&F Municipal Money
  Market Portfolio

We have audited the accompanying balance sheets, including the schedules of investments, of Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, Stein Roe High-Yield Municipals Fund, and SR&F Municipal Money Market Portfolio as of June 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended (except for SR&F Municipal Money Market Portfolio, which is for the year then ended and the period from September 28, 1995, to June 30, 1996), and the financial highlights for each of the fiscal periods since 1987. These financial statements and financial highlights are the responsibility of the Funds' and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, Stein Roe High-Yield Municipals Fund, and SR&F Municipal Money Market Portfolio at June 30, 1997, and the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


Ernst & Young LLP

Chicago, Illinois
August 12, 1997

A Guide to Stein Roe Services

We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.


Purchases
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

Exchanges

  o Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

Redemptions

  o Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o Telephone Redemption by Wire -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o Special Redemption Option-- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o  Money Market Fund Check
     Writing -- Write checks for $50 or more on your money market fund account.

* Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

Distributions
Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:

  o Dividend Purchase Option -- Use the distributions from one Stein Roe fund account ($25 minimum) to automatically purchase shares in your account with another Stein Roe fund.

  o Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

Recordkeeping

  o Summary of Investments -- Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

Funds for Every Investment Objective

The Stein Roe family of mutual funds offers a variety of funds so you can select the right fund, or combina tion of funds, to meet your investment objectives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the prospectus carefully before you invest or send money.

Money Market Funds
Money market funds seek to provide income while preserving principal and maintaining liquidity. These funds offer free check writing.

  o Government Reserves Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.*

  o Cash Reserves Fund -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*


Tax-Exempt Funds
These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.

  o Municipal Money Market Fund -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*

  o Intermediate Municipals Fund -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.

  o Managed Municipals Fund -- Pursues high tax-free income by investing in a quality- conscious portfolio of long-term municipal bonds.

  o High-Yield Municipals Fund -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.


Bond Funds
Bond funds seek high current income by investing primarily in fixed income securities.


  o Government Income Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies.*

  o Intermediate Bond Fund-- Invests primarily in marketable debt securities with an average life of three to 10 years.

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that these funds will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

  o Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

  o High Yield Fund -- Invests in high yield, high-risk, medium- and lower-quality debt securities that may involve greater risk.


Growth and Income Funds
These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.

  o Balanced Fund -- Seeks long-term growth of capital and current income consistent with reasonable investment risk by investing in equities, debt securities and cash equivalents.

  o Growth & Income Fund -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.


Growth Funds
Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.

  o Growth Stock Fund -- Pursues long-term capital appreciation from stocks with strong growth potential.

  o Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.

  o Special Fund -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, under- followed or out-of-favor companies.

  o Growth Opportunities Fund -- Invests in the common stocks of small, mid-sized and large companies believed to have the potential to generate and sustain earnings growth at an above-average rate.

  o Special Venture Fund -- Seeks capital appreciation through equity securities of entrepreneurially managed companies.

  o Capital Opportunities Fund -- Takes a long-term approach to aggressive growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.

  o International Fund -- Invests in a diversified portfolio of foreign securities.

  o Emerging Markets Fund -- Seeks long-term capital opportunities through emerging market investment opportunities.

To Contact Us. . .

By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments @steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you with information about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied by a prospectus.

Stein Roe Municipal Trust

Trustees
Timothy K. Armour
President, Mutual Fund Division and
  Director, Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker.
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
  and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners


Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President,
  Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Joanne Costopoulos, Vice President
Philip J. Crosley, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
M. Jane McCart, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Thomas P. Sorbo, Vice President
Veronica Wallace, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

THE STEIN ROE MUTUAL FUNDS

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900

                                 1-800-338-2550
                             http://www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC

                                                                  TE11A 8/97